UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.                )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

NU RIDE INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 11, 2025

Dear Stockholders of Nu Ride Inc.:

We are pleased to inform you that the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) of Nu Ride Inc. (the “Company,” “we,” “us” or “our”) will be held on Thursday, December 11, 2025, at 12:00 pm New York City time. The 2025 Annual Meeting will be completely virtual and conducted via live audio webcast to enable our stockholders to participate from any location around the world that is convenient to them. You will be able to attend the virtual Annual Meeting online and submit your questions during the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/NRDE2025. Stockholders will be able to listen, vote and submit questions during the virtual meeting. The agenda of the 2025 Annual Meeting will be the following items of business, which are more fully described in this proxy statement:

Agenda Item		Board Vote Recommendation
1.	A proposal to elect one Class I director to serve for a term of three years and until his successor is duly elected and qualified.	“FOR”

2.	A proposal to ratify the appointment of BDO USA, P.C. as the independent registered public accounting firm for the fiscal year ending December 31, 2025.	“FOR”

3.	A proposal to amend the 2020 Equity Incentive Plan, including to increase the number of shares of Class A common stock reserved thereunder by 1,000,000 shares.	“FOR”

4.	A proposal to approve, on a non-binding advisory basis, the compensation of the named executive officers.	“FOR”

5.	A proposal to approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the named executive officers.	“3 YEARS”

6.	A proposal to amend the NOL Protective Provisions in the Third Amended and Restated Certificate of Incorporation.	“FOR”

7.	Any other business as may properly come before the 2025 Annual Meeting.

All stockholders of record as of the close of business on October 17, 2025 are cordially invited to attend the 2025 Annual Meeting virtually. Please read this proxy statement carefully to ensure that you have proper evidence of stock ownership as of October 17, 2025. To attend the 2025 Annual Meeting, you must have your control number that is shown on your Notice of Internet Availability (the “Notice of Internet Availability”) or your proxy card.

Your vote is very important. Whether or not you plan to attend the 2025 Annual Meeting, we encourage you to read the proxy statement and vote as soon as possible. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About the 2025 Annual Meeting and Procedural Matters.”

Thank you for your ongoing support of Nu Ride Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 11, 2025

Our Proxy Statement and Annual Report to Stockholders

will be available on or about October 31, 2025 on our website at www.nurideinc.com under the Financials & Filings tab or through www.proxyvote.com.

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PROXY STATEMENT

FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

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NU RIDE INC.

1700 Broadway, 19th Floor

New York, NY 10019

PROXY STATEMENT

FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

These proxy materials are being furnished to solicit proxies on behalf of the Board of Directors of Nu Ride Inc. for use at the Annual Meeting of Stockholders to be held virtually via live audio webcast on Thursday, December 11, 2025 at 12:00 p.m. New York City time, or at any adjournments or postponements thereof.

In accordance with U.S. Securities and Exchange Commission (the “SEC”) rules, Nu Ride Inc. is providing access to our proxy materials over the Internet to our stockholders rather than in paper form, which reduces the environmental impact of our annual meeting and our costs.

Accordingly, if you are a stockholder of record, a one-page Notice of Internet Availability of proxy materials has been mailed to you on or about October 31, 2025. Stockholders of record as of the close of business on October 17, 2025 may access the proxy materials on the website listed above or request a printed set of the proxy materials be sent to them by following the instructions in the Notice of Internet Availability. The Notice of Internet Availability also explains how you may request that we send future proxy materials to you by e-mail or in printed form by mail. If you choose the e-mail option, you will receive an e-mail next year with links to those materials and to the proxy voting site. We encourage you to choose this e-mail option, which will allow us to provide you with the information you need in a more timely manner, will save us the cost of printing and mailing documents to you and will conserve natural resources. Your election to receive proxy materials by e-mail or in printed form by mail will remain in effect until you terminate it.

If you are a beneficial owner, you will not receive a Notice of Internet Availability directly from us, but your broker, bank or other intermediary will forward you a notice with instructions on accessing our proxy materials and directing that organization how to vote your shares, as well as other options that may be available to you for receiving our proxy materials.

We will conduct the Annual Meeting virtually and live via webcast, which may be accessed at www.virtualshareholdermeeting.com/NRDE2025. It is important that you retain a copy of the control number found on your proxy card, voting instruction form or Notice of Internet Availability, as such number will be required for you to gain access to the virtual Annual Meeting.

We expect our proxy materials, including this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”), will be made available to stockholders on or about October 31, 2025 on our website at www.nurideinc.com under the Financials & Filings tab or through www.proxyvote.com.

Please refer to the question entitled “What is the difference between holding shares as a stockholder of record or as a beneficial owner?” below for important details regarding different forms of stock ownership.

QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING AND PROCEDURAL MATTERS

Q:	Why am I receiving these proxy materials?

A:	The Board of Directors of the Company (the “Board”) has made these proxy materials available on the Internet or is providing them to you in printed form. We do this in order to solicit voting proxies for use at the 2025 Annual Meeting, to be held virtually via the Internet on Thursday, December 11, 2025, at 11:00 am New York City time, and at any adjournment or postponement thereof, which may be accessed at www.virtualshareholdermeeting.com/NRDE2025. If you are a stockholder of record and you submit your proxy to us, you direct certain of our officers to vote your shares in accordance with the voting instructions in your proxy. If you are a beneficial owner and you follow the voting instructions provided in the notice you receive from your broker, bank or other intermediary, you direct such organization to vote your shares in accordance with your instructions. These proxy materials are being made available or distributed to you on or about October 31, 2025. As a stockholder, you are invited to virtually attend the 2025 Annual Meeting and we request that you vote on the proposals described in this proxy statement.

Q:	Can I attend the 2025 Annual Meeting?

A:	The 2025 Annual Meeting will be completely virtual and conducted via live audio webcast to enable our stockholders to participate from any location around the world that is convenient to them. You may virtually attend the 2025 Annual Meeting if, on October 17, 2025 (the “Record Date”), you were a stockholder of record or a beneficial owner. If you are a stockholder of record or a beneficial owner as of the Record Date, you will be able to attend the 2025 Annual Meeting through www.virtualshareholdermeeting.com/NRDE2025. Stockholders will be able to listen, vote and submit questions during the virtual meeting.

We have created and implemented the virtual format to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet service providers and telephone companies. During the live Q&A session of the 2025 Annual Meeting, we may answer questions as they come in and address those asked in advance, to the extent relevant to the business of the 2025 Annual Meeting, as time permits.

Both stockholders of record and beneficial owners through a broker, bank or other intermediary (i.e., holders of shares held in “street name”) will be able to attend the 2025 Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the 2025 Annual Meeting.

If you are a stockholder of record, your virtual control number will be on your Notice of Internet Availability or proxy card.

If you hold your shares beneficially through a bank, broker, or other intermediary, you must provide a legal proxy from your bank, broker, or other intermediary during registration and you will be assigned a virtual control number to vote your shares during the 2025 Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the 2025 Annual Meeting (but will not be able to vote your shares).

Technical Difficulties

If you encounter any difficulties accessing the virtual Annual Meeting webcast, please call the technical support number that will be posted on the Annual Meeting website log-in page.

Q:	Who is entitled to vote at the 2025 Annual Meeting?

A:	You may vote your shares of Class A common stock, $0.0001 par value per share (“Class A common stock”), if you owned your shares at the close of business on the Record Date. You may cast one vote for each share of Class A common stock held by you as of the Record Date on all matters presented.

In accordance with the Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock (the “Certificate of Designation”), the holders of our Series A Convertible Preferred Stock, $0.0001 par value per share (the “Preferred Stock”) may vote with the holders of Class A common stock on each matter presented for a stockholder vote in this proxy statement. Each share of Preferred Stock will have a number of votes equal to the shares of Class A common stock into which it can be converted as of the Record Date; provided, that, no share of Preferred Stock can entitle the holder and its affiliates to votes in excess of the applicable Ownership Limitation (as defined in the Certificate of Designation).

As of the Record Date, there were 16,096,296 shares of Class A common stock outstanding and shares of Preferred Stock convertible into 1,321,560 shares of Class A common stock, for an aggregate of 17,417,856 shares of Class A common stock.

See the questions entitled “How can I vote my shares during the 2025 Annual Meeting?” and “How can I vote my shares without attending the 2025 Annual Meeting?” below for additional details.

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Q:	What is the difference between holding shares as a stockholder of record or as a beneficial owner?

A:	You are the “stockholder of record” of any shares that are registered directly in your name with the Company’s transfer agent, VStock Transfer, LLC. We have sent the Notice of Internet Availability directly to you if you are a stockholder of record. As a stockholder of record, you may grant your voting proxy directly to the Company or to a third party. You are the “beneficial owner” of any shares (which are considered to be held in “street name”) that are held on your behalf in a brokerage account or by a bank or another intermediary that is the stockholder of record for those shares. If you are a beneficial owner, you did not receive the Notice of Internet Availability directly from the Company, but your broker, bank or other intermediary forwarded you a notice together with voting instructions for directing that organization how to vote your shares. If you are a beneficial owner, then you also may virtually attend the 2025 Annual Meeting, but because a beneficial owner is not a stockholder of record, you may not vote during the 2025 Annual Meeting unless you obtain a “legal proxy” from the organization that holds your shares, giving you the right to vote the shares at the 2025 Annual Meeting. Alternatively, you may provide voting instructions to your broker, bank or other intermediary by completing, signing and returning the voting instruction form that the broker, bank or other intermediary provides to you, or by using telephone or internet voting arrangements described on the voting instruction form, the Notice of Internet Availability or other materials that the broker, bank or other intermediary provides to you.

Under the rules of the New York Stock Exchange (“NYSE”) applicable to voting by brokers, brokers who hold shares on behalf of beneficial owners have discretion to vote such shares with respect to matters deemed to be “routine” by the NYSE without receiving voting instructions from the beneficial owners of the shares. However, brokers do not have discretion to vote such shares with respect to “non-routine” matters if they do not receive voting instructions from the beneficial owners of the shares. A “broker non-vote” occurs when a broker does not vote on a particular matter because the broker does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares or when a broker for its own internal reasons elects not to vote uninstructed shares on a routine matter. If you are a beneficial owner, we urge you to submit voting instructions to your broker to ensure your shares are voted as you desire.

Q:	How can I vote my shares during the 2025 Annual Meeting?

A:	If you are stockholder of record as of the Record Date, you will be able to virtually attend the 2025 Annual Meeting and vote by logging in through www.virtualshareholdermeeting.com/NRDE2025. Please have available the 16-digit control number from the enclosed proxy card, if you received one, or from your Notice of Internet Availability. Beneficial owners as of the Record Date may vote during the 2025 Annual Meeting only if they bring a copy of the brokerage statement reflecting their share ownership as of October 17, 2025 and obtain a valid proxy from their broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form. Even if you plan to virtually attend the 2025 Annual Meeting, we recommend that you also direct the voting of your shares as described below in the question entitled “How can I vote my shares without attending the 2025 Annual Meeting?” so that your vote will be counted if you later decide not to virtually attend the 2025 Annual Meeting.

Q:	How can I vote my shares without attending the 2025 Annual Meeting?

A:	Whether you hold shares as a stockholder of record or a beneficial owner, you may direct how your shares are voted without attending the 2025 Annual Meeting, by the following means:

●	By Internet — To vote over the Internet, go to www.proxyvote.com. Please have available the 16-digit control number from the proxy card, if you received one, or from your Notice of Internet Availability. Your vote must be received by 11:59 p.m., Eastern Time, on December 10, 2025, to be counted.

●	By telephone — Stockholders of record may submit proxies telephonically by following the applicable “Phone” instructions on the Notice of Internet Availability. Please have available the 16-digit control number from the proxy card, if you received one, or from your Notice of Internet Availability. Your vote must be received by 11:59 p.m., Eastern Time, on December 10, 2025, to be counted. If you are a beneficial owner of shares held in street name, please check the voting instructions in the notice provided by your broker, bank or other intermediary for telephone voting availability.

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●	By mail — Stockholders of record may receive a proxy card from the Company by following the procedures in the Notice of Internet Availability. If you elect to vote by mail, please complete, sign and date the proxy card where indicated and return it in the prepaid envelope included with the proxy card. Proxy cards submitted by mail must be received by the time of the meeting for your shares to be voted. If you are a beneficial owner of shares held in street name, you may vote by mail by completing, signing and dating the voting instructions in the notice provided by your broker, bank or other intermediary and mailing it in the accompanying pre-addressed envelope.

The proxy holders will vote your shares in accordance with your directions. If you sign the proxy form but do not make specific choices, your proxy will vote your shares as recommended by the Board. If any other matter is presented, your proxy will vote in accordance with his or her best judgment. As of the date of this proxy statement, we are not aware of other matters to be acted on at the 2025 Annual Meeting other than those matters described in this proxy statement.

Q:	How many shares must be present or represented to conduct business at the 2025 Annual Meeting?

A:	A quorum is required to conduct business at the 2025 Annual Meeting. The required quorum is the holders of shares of outstanding capital stock of the Company representing a majority of the voting power of all outstanding shares of capital stock of the Company on the Record Date and entitled to vote at the 2025 Annual Meeting. Each share of Preferred Stock will have a number of votes equal to the shares of Class A common stock into which it can be converted as of the Record Date; provided, that, no share of Preferred Stock can entitle the holder and its affiliates to votes in excess of the applicable Ownership Limitation (as defined in the Certificate of Designation).

Shares represented in person or by proxy (including shares which abstain from voting and broker non-votes with respect to shares otherwise voting on a routine matter) will be counted for purposes of determining whether a quorum exists at the 2025 Annual Meeting. Under the General Corporation Law of the State of Delaware, abstentions and broker non-votes are counted as present, and therefore are included for the purposes of determining whether a quorum is present at the 2025 Annual Meeting.

Q:	What proposals will be voted on at the 2025 Annual Meeting?

A:	The proposals (the “Proposals”) scheduled to be voted on at the 2025 Annual Meeting are:

●	A proposal to elect one Class I director listed in this proxy statement to serve for a term of three years and until his respective successor is duly elected and qualified;

●	A proposal to ratify the appointment of BDO USA, P.C. (“BDO”) as the independent registered public accounting firm for the fiscal year ending December 31, 2025;

●	A proposal to amend the 2020 Equity Incentive Plan (as previously amended to date, the “Equity Incentive Plan”), including to increase the number of shares of Class A common stock reserved under the Equity Incentive Plan by 1,000,000 shares;

●	A proposal to approve, on a non-binding advisory basis, the compensation of the named executive officers;

●	A proposal to approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the named executive officers;

●	A proposal to amend the NOL Protective Provisions in the Third Amended and Restated Certificate of Incorporation; and

●	Any other business as may properly come before the 2025 Annual Meeting.

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Q:	What is the voting requirement to approve each of the Proposals?

A:

Proposals	Vote Required	Broker Discretionary Voting Allowed
Proposal One – Elect one Class I director	Plurality of the votes cast by the stockholders entitled to vote and present or represented by proxy at the 2025 Annual Meeting	No

Proposal Two – Ratify the appointment of BDO as the independent registered public accounting firm for the fiscal year ending December 31, 2025	Majority of the votes cast by the stockholders entitled to vote and present or represented by proxy at the 2025 Annual Meeting	Yes

Proposal Three – Approve an amendment to the Equity Incentive Plan to increase the number of shares of Class A common stock reserved under the Equity Incentive Plan by 1,000,000 shares	Majority of votes cast by the stockholders entitled to vote and present or represented by proxy at the 2025 Annual Meeting	No

Proposal Four – Approve, on a non-binding advisory basis, the compensation of the named executive officers	Majority of the votes cast by the stockholders entitled to vote and present or represented by proxy at the 2025 Annual Meeting	No

Proposal Five – Approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the named executive officers	Plurality of the votes cast by the stockholders entitled to vote and present or represented by proxy at the 2025 Annual Meeting (non-binding result will be the number of years (annually, biannually or every three years) receiving the greatest number of votes)	No

Proposal Six – Approve an amendment to the NOL Protective Provisions in the Certificate of Incorporation	Majority of the votes cast by the stockholders entitled to vote and present or represented by proxy at the 2025 Annual Meeting	No

Q:	How are votes counted?

A:	All shares entitled to vote and that are timely voted will be counted, and all shares represented by properly executed and unrevoked proxies received prior to the 2025 Annual Meeting will be voted at the 2025 Annual Meeting as indicated in such proxies.

Proposal One — You may vote “FOR” or “WITHHOLD” on the director up for election under Proposal One. With respect to the election of directors, the Company’s Amended and Restated Bylaws (the “Bylaws”) provide that the plurality of the votes cast by the stockholders present or represented by proxy at the meeting and entitled to vote is required to elect a director. Therefore, the nominees that receive the highest number of affirmative “FOR” votes will be elected as directors. In the event a director receives a plurality of “FOR” votes but also a majority of “WITHHOLD” votes, the Company’s Corporate Governance Guidelines (the “Corporate Governance Guidelines”) provide that a director will tender a resignation to our Corporate Governance and Nominating Committee, which will advise the Board, and the Board will then determine whether to accept such resignation. Abstentions and broker non-votes with respect to Proposal One will not be treated as votes cast.

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Proposal Two — You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal Two. Abstentions and broker non-votes with respect to Proposal Two are not treated as votes cast; further, it is not anticipated that there will be any broker non-votes with respect to Proposal Two because it is a routine matter. Proposal Two will be ratified if the number of shares voted “FOR” Proposal Two exceeds the total number of shares voted “AGAINST” Proposal Two.

Proposal Three — You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal Three. Abstentions and broker non-votes with respect to Proposal Three are not treated as votes cast. Proposal Three will be approved if the number of shares voted “FOR” Proposal Three exceeds the total number of shares voted “AGAINST” Proposal Three.

Proposal Four — You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal Four. Abstentions and broker non-votes with respect to Proposal Four are not treated as votes cast. Proposal Four will be approved on an advisory basis if the number of shares voted “FOR” Proposal Four exceeds the total number of shares voted “AGAINST” Proposal Four.

Proposal Five — You may vote “1 YEAR,” “2 YEARS,” “3 YEARS” or “ABSTAIN” on Proposal Five. Abstentions and broker non-votes with respect to Proposal Five are not treated as votes cast. Proposal Five will be adopted on an advisory, non-binding basis using a plurality standard. That is, the non-binding result will be the number of years (annually, biannually or every three years) receiving the greatest number of votes.

Proposal Six — You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal Six. Abstentions and broker non-votes with respect to Proposal Four are not treated as votes cast. Proposal Six will be approved if the number of shares voted “FOR” Proposal Six exceeds the total number of shares voted “AGAINST” Proposal Six.

Q:	What is the effect of not casting a vote or if I submit a proxy but do not specify how my shares are to be voted?

A:	If you are the stockholder of record and you do not vote by proxy card, by telephone, via the Internet or during the 2025 Annual Meeting, your shares will not be voted at the 2025 Annual Meeting. If you submit a proxy, but you do not provide voting instructions, your shares will be voted in accordance with the recommendations of the Board. If you are a beneficial owner and you do not provide the organization that is the stockholder of record for your shares with voting instructions, the organization will determine if it has the discretionary authority to vote on the particular matter. Under applicable regulations, brokers and other intermediaries have the discretion to vote on routine matters such as Proposal Two but do not have discretion to vote on non-routine matters (Proposals One, Three, Four, Five and Six). Therefore, if you do not provide voting instructions to that organization, it may vote your shares only on Proposal Two, and any other routine matters properly presented for a vote at the 2025 Annual Meeting. If no voting instructions are given for Proposal Two, we expect that such shares will be voted “FOR” those proposals.

Q:	What is the effect of a “broker non-vote”?

A:	An organization that holds shares of Class A common stock for a beneficial owner will have the discretion to vote on routine proposals if it has not received voting instructions from the beneficial owner. A “broker non-vote” occurs when a broker, bank or other intermediary that is otherwise counted as present or represented by proxy does not vote on a particular matter because the broker, bank or other intermediary does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares or when a broker, bank or other intermediary, for its own internal reasons, elects not to vote uninstructed shares on a routine matter. A broker non-vote will be counted for purposes of calculating whether a quorum is present at the 2025 Annual Meeting, but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal. A broker or other nominee cannot vote without instructions on non-routine matters.

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Q:	How does the Board recommend that I vote?

A:	The Board recommends that you vote your shares:

●	“FOR” the nominee for election as Class I directors (Proposal One);

●	“FOR” the ratification of the appointment of BDO as the independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal Two);

●	“FOR” the amendment of the Equity Incentive Plan to increase the number of shares of Class A common stock reserved under the Equity Incentive Plan by 1,000,000 shares (Proposal Three);

●	“FOR” the approval of the advisory vote to approve the compensation of our named executive officers (Proposal Four);

●	For a frequency of “3 YEARS” on the advisory vote to approve the compensation of our named executive officers (Proposal Five); and

●	“FOR” the amendment to the NOL Protective Provisions in the Certificate of Incorporation (Proposal Six).

Q:	Can I change my vote?

A:	Yes, you can change your vote at any time before the polls close at the Annual Meeting. There are four methods by which you can effect a change in your vote:

●	Vote again by telephone or over the Internet prior to 11:59 p.m., Eastern Standard Time, on December 10, 2025;

●	Give timely written notice to the Corporate Secretary at the address of our principal executive offices specified on the first page of this proxy statement;

●	Submit another properly completed proxy card with a later date; or

●	Attend the virtual Annual Meeting and vote in at www.virtualshareholdermeeting.com/NRDE2025. Simply attending the virtual Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

Q:	What should I do if I receive more than one Notice of Internet Availability, notice from my broker, bank or other intermediary, or set of proxy materials?

A:	You may receive more than one Notice of Internet Availability, notice from your broker, bank or other intermediary, or set of proxy materials, including multiple copies of proxy cards or voting instruction cards. For example, if you are a beneficial owner with shares in more than one brokerage account, you may receive a separate notice or voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Notice of Internet Availability or proxy card. Please complete, sign, date and return each Company proxy card or voting instruction card that you receive, or follow the voting instructions on each Notice of Internet Availability or other notice you receive, to ensure that all your shares are voted.

Q:	Where can I find the voting results of the 2025 Annual Meeting?

A:	We will publish final voting results in our Current Report on Form 8-K, which will be filed with the SEC and made available on its website at www.sec.gov within four (4) business days of the 2025 Annual Meeting.

Q:	Who will bear the cost of soliciting votes for the 2025 Annual Meeting?

A:	We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to those beneficial owners. Our directors, officers and employees may also solicit proxies in person or by other means. These directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses incurred in doing so.

Q:	How may I obtain a separate copy of the Notice of Internet Availability or the proxy materials?

A:	If you are a stockholder of record and share an address with another stockholder of record, each stockholder may not receive a separate copy of the Notice of Internet Availability or proxy materials. Stockholders may request to receive separate or additional copies of the Notice of Internet Availability or proxy materials by following the instructions on the Notice of Internet Availability. Stockholders who share an address and receive multiple copies of the Notice of Internet Availability or proxy materials can also request to receive a single copy by following the instructions above.

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PROPOSAL ONE — ELECTION OF DIRECTORS

General

Our Bylaws permit the Board to establish by resolution the authorized number of directors, and five directors are currently authorized. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors. The Board currently consists of five members who are divided into three classes with staggered terms.

As previously disclosed, on June 27, 2023, Lordstown Motors Corp., a Delaware corporation and its subsidiaries (collectively, the “Debtors”), commenced voluntary proceedings under chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”) in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 proceedings were jointly administered under the caption In re: Lordstown Motors Corp., et al., Cases No. 23-10831 through 23-10833 (the “Chapter 11 Cases”). On March 5, 2024, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Third Modified First Amended Joint Chapter 11 Plan of Lordstown Motors Corp. and Its Affiliated Debtors (as may be further modified, amended, or supplemented, the “Plan”). Following the entry of the Confirmation Order and all conditions to Plan effectiveness being satisfied, the Debtors emerged from bankruptcy on March 14, 2024 (the “Effective Date”) under the name “Nu Ride Inc.”

The Plan provided for the appointment of new members to serve on the Company’s board of directors as of the Effective Date and provided that such new board was to be selected by the official committee of equity security holders (“Equity Committee”). The Equity Committee selected the below individuals to serve on the Company’s board of directors as of the Effective Date.

Director Terms of Office

As required by the Company’s Third Amended and Restated Certificate of Incorporation, the Board has been divided into three classes, designated Class I, Class II and Class III. The term of the initial Class I directors (Mr. Weiner) will expire at the 2025 Annual Meeting; the term of the initial Class II directors will expire at the 2026 Annual Meeting (Messrs. Zyngier and Wartell), and the term of the initial Class III directors (Messrs. Sole and Matina) will expire at the annual meeting of the stockholders of the Company to be held in 2027, or, in each case, on the earlier of such person’s death, resignation or removal.

Nominee for Class I Director

One candidate has been nominated for election as Class I directors at the 2025 Annual Meeting for a three-year term. Upon the recommendation of the Corporate Governance and Nominating Committee, the Board has nominated Neil Weiner for re-election as Class I director. Biographical information of the director nominee as of October 17, 2025 is set forth below.

Name	Age	Length of Service as Director	Position with the Company
Neil Weiner	65	Since March 2024	Class I Director, Chairman of the Audit Committee and Member of the Compensation Committee and Corporate Governance and Nominating Committee

Neil Weiner currently manages a private family partnership, Foxhill Family Partnership, LP, which was established in 2021. Prior to this, Mr. Weiner founded Foxhill Capital Partners, LLC in 2006 as the investment manager of the Foxhill Opportunity Fund, L.P., a private fund focused on distressed and special situation investments where he served as the Chief Investment Officer. He previously was a partner at the distressed firm Triage Capital Management. Additionally, he served on the board of directors of Cambium Learning Group, a private education technology company, from 2010 to 2013 and was chairman of the audit committee. Mr. Weiner holds a Bachelor of Arts from the University of Pennsylvania and an MBA from The Wharton School of the University of Pennsylvania. Through his substantial investment and fund management experience, Mr. Weiner has acquired extensive knowledge of, and experience in, the areas of finance, investing and capital markets, and such prior experiences also demonstrate his leadership capability and business acumen, which we believe qualifies him to serve on the Board.

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If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the re-election of Mr. Weiner. Mr. Weiner has accepted such nomination; however, in the event that the nominee is unable or declines to serve as a director at the time of the 2025 Annual Meeting, the proxies will be voted for any nominee who shall be designated by the Board to fill such vacancy.

The Board Recommends a Vote FOR the Election of the One Class I Director.

Information Regarding the Board

Background and Qualifications

The names of the members of the Board that are not up for re-election, their respective ages, their positions with the Company and other biographical information as of October 17, 2025, are set forth below.

Name	Age	Position with the Company
Andrew L. Sole	61	Chairman of the Board, Class III Director and Member of the Audit Committee

Alexander C. Matina	49	Chief Executive Officer, President, Treasurer and Secretary and Class III Director

Michael J. Wartell	56	Class II Director, Chairman of the Corporate Governance and Nominating Committee and Member of the Audit Committee and Compensation Committee

Alexandre Zyngier	56	Class II Director, Chairman of the Compensation Committee and Member of the Audit Committee and Corporate Governance and Nominating Committee

Andrew L. Sole is the Co-founder and Managing Member of Esopus Creek Advisors, the General Partner to the Esopus Creek Value Series Fund LP (“Esopus”). Esopus, launched in August 2005, is based in East Hampton, N.Y. and is a concentrated long-term value investment fund focusing on investments in small and mid-capitalization public securities, both non-distressed and distressed public companies. Mr. Sole has over 30 years of investment experience, including investments in Chapter 11 corporate reorganizations. Mr. Sole has served as a fiduciary on both official creditor and official equity holder committees in numerous bankruptcy cases over the last 18 years. Prior to Esopus, Mr. Sole was a managing partner of Esopus Creek Partners and Esopus Creek Capital, the predecessor firms to Esopus, from January 2002 until August 2005. Both firms focused on long-term investments in public securities. Mr. Sole holds a Bachelor of Science in Mathematics from Union College and a J.D (cum laude and a Member of the Order of the Coif) from the Benjamin N. Cardozo School of Law of Yeshiva University, and is a licensed attorney in New York. We believe that Mr. Sole’s investment management and advisory knowledge and experience qualify him to serve on the Board.

Alexander C. Matina has served as the Chief Executive Officer of the Company since September 2025. Mr. Matina is currently the Managing Member of LANECR Consulting LLC. From 2007 through 2023, Mr. Matina served in various leadership roles, including as Portfolio Manager, at MFP Investors LLC, which invested across both public and private markets. He has served on the board of directors of Trinity Place Holdings Inc., a publicly traded company, since 2013 and Range Capital Acquisition Corp, a special purpose acquisition company, since 2024 and Range Capital Acquisition II, a special purpose acquisition company, since 2025, and S&W Seed Company, a publicly traded agricultural company from 2015-2025. He is also a director of SIXGEN, a privately held cyber-security company, and Standard Nuclear, a privately held nuclear fuel business. Mr. Matina previously served as a director of Crowheart Energy LLC, a private energy company, Madava Financial, a private energy-focused finance company, Papa Murphy’s, a publicly traded pizza franchise, as well as other public and private boards. Mr. Matina received a Bachelor of Science in finance and accounting from Fordham University (summa cum laude) and an MBA from Columbia Business School. We believe that Mr. Matina’s strong investment management and finance background, including experience with private equity as well as his experience with other public companies, qualify him to serve on the Board.

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Michael J. Wartell has served as president of Bluerose Associates LLC since October 2023, and as the Co-Chief Investment Officer and Co-Founder of Venor Capital Management LP, a private investment management company, since 2005. He also serves on the board of directors of several private companies, including Imperium3 New York, Inc, a private energy manufacturing company, since 2023, and Rotech Healthcare, Inc., a private healthcare products company, since 2014. He earned a Bachelor of Science in Economics (cum laude) with concentrations in Finance and Accounting from the Wharton School at the University of Pennsylvania. We believe that Mr. Wartell’s 30 years of experience of investing in opportunistic credit, credit solutions and special situations, as well as his strategic expertise in successfully working through numerous process driven investments, including restructurings, refinancings, IPOs, turnarounds and liquidations across a broad range of industries, qualify him to serve on the Board.

Alexandre Zyngier has served as the Managing Director and Founder of Batuta Capital Advisors LLC, a private investment and advisory firm, since 2013. He also serves on the board of directors of Beyond Meat, a leading plant-based meat company since October 2025, Urgently Inc., a software enabled roadside assistance company since January 2025, Unifin Financiera SAB de CV, a Mexican finance company since August 2024, Slam Corp, a public special purpose acquisition company, since February 2023, COFINA Puerto Rico, the taxing authority of Puerto Rico, since February 2019, Atari SA, a public video game company, since August 2014 and certain other private entities. Mr. Zyngier previously served on the board of directors of Appvion Holding Corp, a private paper and packaging company, from February 2019 to December 2021, GT Advanced Technologies Inc., a private advanced materials company, from March 2016 to November 2021, Torchlight Energy Resources Inc., a public exploration and production company, from June 2016 to June 2021, Eileen Fisher Inc., a private retail company, from November 2020 to May 2021, AudioEye, Inc, a public software company, from September 2015 to July 2020 and certain other public and private companies. Mr. Zyngier earned his MBA in Accounting and Finance from the University of Chicago. We believe Mr. Zyngier’s qualifications to serve on our Board include his years of investment management and advisory experiences with various companies.

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DIRECTOR COMPENSATION

Non-Employee Director Compensation Arrangements

Following the Effective Date, the new Board initially approved quarterly compensation of board members of $12,000 in cash and $8,000 in fair market value equity compensation to be issued under the Equity Incentive Plan, both paid in arrears.

On May 13, 2024, the Board adopted a modified director compensation program, which included a three-year grant of RSUs under the Equity Incentive Plan with a fair market value of $8,000 per director per quarter ($96,000 per director in the aggregate), based on the closing price per share of the Company’s common stock on May 13, 2024, and which vest quarterly through January 30, 2027, subject to acceleration on the occurrence of certain events.

On December 4, 2024, upon the recommendation of the Compensation Committee and Lyons, Benenson & Company Inc. (“LB&Co”), the compensation consultant engaged by the Compensation Committee, the Board adopted the following updated director compensation program (which was made effective retroactive to the date Board service began on March 14, 2024):

●	Cash: $140,000 per year, payable $35,000 quarterly in advance ($210,000 for Chairman, payable $52,500 quarterly in advance)

●	Equity: Annual RSU grant with a fair market value of $100,000 ($150,000 for Chairman), vesting in equal tranches on the first two anniversaries of the grant date, subject to acceleration in connection with a change in control. The grant date is the first trading day in January of each year going forward starting with 2025.

Directors may elect to defer receipt of shares upon the earliest to occur of (i) five years from the grant date, (ii) a change in control or (iii) a separation of service. A director’s affirmative irrevocable election must be made in the calendar year prior to the grant.

The following table provides information concerning the compensation paid by us to each of our non-employee directors who served during any part of the year ended December 31, 2024, including the former non-employee directors who served until the Effective Date on March 14, 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total
Current Directors(1)
Alex Matina	$112,077	$80,055	-	-	$192,132
Andrew Sole	$168,115	$120,082	-	-	$288,197
Michael Wartell	$112,077	$80,055	-	-	$192,132
Neil Weiner	$112,077	$80,055	-	-	$192,132
Alexandre Zyngier	$112,077	$80,055	-	-	$192,132
Former Directors(2)
David T. Hamamoto(3)	$17,186	-	-	-	$17,186
Keith Feldman(3)	$14,456	-	-	-	$14,456
Jane Reiss(3)	$12,131	-	-	-	$12,131
Dale Spencer(3)	$13,546	-	-	-	$13,546
Angela Strand(3)	$11,423	-	-	-	$11,423
Joseph B. Anderson Jr	$12,131	-	-	-	$12,131
Laura J. Soave	$11,120	-	-	-	$11,120

(1)	Following the adoption of the updated director compensation program described above, the directors received a cash payment of $73,835 ($129,873 for Chairman) for the retroactive cash fees owed for service in 2024. A portion of the May 2024 RSU grant to the directors equal to $80,055 (and in the case of the Chairman, the full $96,000) was credited against the equity fees owed under the updated director compensation program. For 2025, the Chairman received an RSU grant with a fair market value of $174,082, comprised of (i) $24,082 for the retroactive equity fees owed for 2024 and (ii) $150,000 for 2025. For 2025, the other directors received an RSU grant with a fair market value of $84,055, with the remaining portion of the May 2024 RSU grant to the other directors equal to $15,945 credited against the equity fees owed under the updated director compensation program.

(2)	The director compensation for the non-employee directors prior to the Effective Date was as follows: Annual Cash Retainer: $50,000; Lead Independent Director Annual Compensation: $25,000; Committee Chairperson Annual Cash Retainer: Audit Committee: $15,000; Compensation Committee: $12,000; Nominating & Corporate Governance Committee: $10,000; Committee Member Annual Cash Retainer: Audit Committee: $10,000; Compensation Committee: $6,500; and Nominating & Corporate Governance Committee: $5,000.

(3)	Each of Messrs. Hamamoto, Feldman and Spencer and Messes. Reiss and Strand also held 136 RSUs that vested on February 5, 2024 (with settlement subject to deferral elections in some cases), which was the remaining one-third of their initial non-employee director grants made on February 5, 2021. Each of Messrs. Hamamoto and Feldman deferred the receipt of an aggregate of 820 shares, respectively, that were otherwise issuable upon vesting of the RSUs granted in 2021. In addition, each of Messrs. Hamamoto and Spencer and Ms. Reiss deferred the receipt of 3,189 shares, respectively, that were otherwise issuable upon vesting of the RSUs granted in 2022. All deferred shares were settled at the Effective Date in connection with the director’s departure from the Board.

Equity Grant Policy and Procedures

We currently only grant annual equity-based awards of RSUs to our Board in accordance with the “Non-Employee Director Compensation Arrangements” described above. Our current compensation arrangements do not contemplate option awards. The Compensation Committee may consider a modified or updated compensation program, from time to time based on business needs, changing compensation practices or other factors, in the discretion of the Compensation Committee. The Compensation Committee does not take into account material nonpublic information in determining the timing and terms of equity-based awards, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

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CORPORATE GOVERNANCE

Governance Role of the Board of Directors

Our business and affairs are managed under the direction of the Board of Directors, which is our ultimate decision-making body, except with respect to those matters reserved for our stockholders. The Board establishes overall corporate policies, evaluates our Chief Executive Officer and senior leadership team, and acts as an advisor and counselor to management. The Board also oversees our business strategy and planning, as well as the performance of management in executing our comprehensive business plan and managing our day-to-day operations.

Board Leadership Structure

Our Corporate Governance Guidelines currently provide that our Board leadership structure consists of a Chairman of the Board and a Chief Executive Officer both appointed by the Board. These positions may be filled by one individual or by two different individuals. Our Corporate Governance Guidelines provide that if the Chairman of the Board is not an independent director, the Board will appoint an independent director to serve as the Board’s Lead Independent Director. The primary responsibilities of the Lead Independent Director include presiding at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent directors, serving as a liaison between the Chairman of the Board and/or the Chief Executive Officer and the independent directors, reviewing and approving meeting agendas, meeting schedules and information sent to the Board and being available for consultation and direct communication with stockholders, as requested and as appropriate. The Lead Independent Director also has the authority to call meetings of the independent directors of the Board or meetings of the Board.

Our current Chairman of the Board is Andrew Sole, and our current Chief Executive Officer is Alexander Matina. We believe that the separation of these offices is currently appropriate and that it is in our best interests to make these determinations from time to time.

Board Role in Risk Oversight

The Board maintains oversight of the Company’s risk management processes. The Compensation Committee periodically evaluates whether there are any risks arising from the Company’s compensation policies for employees and overall actual compensation practices that are reasonably likely to have a material adverse effect on the Company and recommends to the Board any changes deemed appropriate by such committee. The Audit Committee reviews and discusses with management and the independent registered public accounting firm the Company’s major enterprise risk exposures and the steps management has taken to monitor and control those exposures. Such review and discussion includes the Company’s policies addressing risk assessment and risk management of our operational, financial, accounting and tax matters.

Director Independence

The Corporate Governance and Nominating Committee is responsible for evaluating the independence of directors and director nominees against the independence requirements promulgated by the SEC and makes recommendations to the Board as to the independence of directors and nominees. The Board has determined that each of the non-employee directors qualify as independent directors under the NASDAQ Rules.

Board of Directors Meetings and Attendance

The Board held thirteen meetings during the 2024 fiscal year. All directors then in office attended at least 75% of all meetings of the Board and committees of which he or she was a member during 2024. Although the Company does not have a formal policy regarding attendance by members of the Board at the Company’s annual meetings of stockholders, directors are encouraged to attend.

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Committees of the Board

As further described below, the Board has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. Each of the Board committees is comprised solely of independent directors, and the Board may appoint a chair to each committee. Each of the committees operates under a written charter. A copy of the committee charters is available on our website at www.nurideinc.com under the Governance tab and may also be obtained without charge by written request to Investor Relations, Nu Ride Inc., 1700 Broadway, 19th Floor, New York, New York 10019.

Audit Committee

The Audit Committee consists of Mr. Weiner (Chair) and Messrs. Sole, Wartell and Zyngier. The Board determined that each of these members of the Audit Committee satisfies the independence requirements of the rules of the NASDAQ Stock Market (“NASDAQ Rules”) and Rule 10A-3 under the Exchange Act. Each of these members of the Audit Committee can read and understand fundamental financial statements in accordance with NASDAQ Rules related to audit committee requirements and the Board has determined that each of Mr. Weiner and Mr. Zyngier qualifies as an audit committee financial expert within the meaning of SEC regulations. During the 2024 fiscal year, the Audit Committee held three meetings.

The responsibilities of the Audit Committee are to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company and (i) to assist the Board in oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications, independence and performance, the organization and performance of the Company’s internal audit function, the Company’s internal accounting and financial controls, the Company’s treasury and finance matters, and the Company’s risk management and assessment pertaining to, amongst other matters, the financial, operational, accounting and tax matters of the Company, including data privacy and security; (ii) to provide to the Board such information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board; and (iii) to prepare the report required to be prepared by the Audit Committee pursuant to the rules and regulations of the SEC for inclusion in the Company’s annual proxy statement

Compensation Committee

The Compensation Committee consists of Mr. Zyngier (Chair), Mr. Wartell and Mr. Weiner. The Board determined that each of the members of the Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and satisfies the independence requirements of the NASDAQ Rules. The Compensation Committee has the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate to carry out its duties without seeking approval of the Board or management. The Compensation Committee is authorized to retain the services of one or more executive compensation advisors to assist with the establishment and review of our compensation programs and related policies. In 2024, the Compensation Committee engaged compensation consultant LB&Co to undertake a competitive review of compensation for non-employee independent board directors and, within the context of the Company’s current operating model, recommend a compensation program for the Board. During the 2024 fiscal year, the Compensation Committee held three meetings.

The responsibilities of the Compensation Committee include (i) together with the Company’s other independent directors, discharging the Board’s responsibilities relating to the compensation of the Company’s executive officers and directors with the intent to attract, retain, appropriately reward and motivate performance in the achievement of the Company’s business objectives and align such persons’ interests with the long-term interests of the Company’s stockholders and (ii) reviewing and recommending to the Board employee compensation plans, policies and programs.

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Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee consists of Mr. Wartell (Chair), Mr. Weiner and Mr. Zyngier. The Board determined that each of the members of the Corporate Governance and Nominating Committee satisfied the independence requirements of the NASDAQ Rules. The Corporate Governance and Nominating Committee has the authority to select, retain, terminate and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate to carry out its duties without seeking approval of the Board or management. During the 2024 fiscal year, the Corporate Governance and Nominating committee held one meeting.

The Corporate Governance and Nominating Committee is responsible for (i) identifying, evaluating and recommending individuals qualified to become members of the Board, consistent with criteria approved by the Board, (ii) selecting, or recommending that the Board select, the director nominees to stand for election at each annual meeting of stockholders of the Company or to fill vacancies on the Board, (iii) assessing and making recommendations to the Board concerning the Company’s Corporate Governance Guidelines, (iv) overseeing the annual performance evaluation of the Board and its committees and management and (v) recommending directors to serve on the committees of the Board.

Process and Considerations for Nominating Board Candidates

The Board’s objective is that its membership be composed of a diverse group of experienced and dedicated individuals. The Corporate Governance and Nominating Committee is responsible for identifying, evaluating, recruiting, and recommending qualified candidates to the Board for nomination or election and for filling vacancies occurring between annual meetings of stockholders. Candidates for membership on the Board will be reviewed in the context of the existing membership of the Board, the operating requirements of the Company, and the long-term interests of stockholders. A director’s qualifications in light of these criteria are considered at least each time such director is renominated for Board membership. The Corporate Governance and Nominating Committee may apply several criteria in selecting nominees. At a minimum, the Corporate Governance and Nominating Committee considers:

●	Personal qualities and characteristics, accomplishments and reputation in the business community;

●	Current knowledge and contacts in the communities in which the Company does business and in the Company’s industry or other industries relevant to the Company’s business;

●	Ability and willingness to commit adequate time to Board and committee matters;

●	The fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company; and

●	Diversity of viewpoints, background, experience and other demographics.

In evaluating and identifying candidates, the Corporate Governance and Nominating Committee has the authority to retain and terminate any third-party search firm that is used to identify director candidates and has the authority to approve the fees and retention terms of any search firm. With regard to any candidates who are properly recommended by stockholders (as described in more detail below) or by other sources, the Corporate Governance and Nominating Committee reviews the qualifications of any such candidate. After completing its review and evaluation of director candidates, the Corporate Governance and Nominating Committee recommends the director nominees that it has determined to be qualified to the full Board.

Stockholders desiring to suggest a candidate for consideration by the Nominating and Corporate Governance Committee must do so in accordance with our Bylaws and the securities laws, and should send a letter to the attention of the Secretary of the Company, at our principal executive offices, 1700 Broadway, 19th Floor, New York, New York 10019, Attention: Secretary, and include the information required by our Bylaws.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and beneficial owners of more than 10% of any registered class of our equity securities (each such person a “reporting person”) to file with the SEC initial reports of ownership and reports of changes in such ownership. Based solely on a review of the forms and amendments thereto filed electronically by any reporting person with the SEC during or with respect to 2024 and written representations from any such reporting person that no Form 5 is required, we believe that all reports applicable to such reporting persons were filed in a timely manner in accordance with Section 16(a) of the Exchange Act, except that the Form 3 reporting the initial beneficial ownership for Neil Weiner was filed late.

Insider Trading Policy

We have adopted an Insider Trading Policy which governs the purchase, sale and/or any other dispositions of our securities by the Company and its directors, officers and employees and is reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable exchange listing standards. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024 2024 and is also available on our website at nurideinc.com.

Hedging, Short Sales and Pledging of Shares

Our Insider Trading Policy prohibits our Board members and executive officers from engaging in short sales, buying or selling put options, call options or other derivatives of the Company’s securities or engaging in hedging transactions or investing in financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of the Company’s securities. Our Insider Trading Policy also provides that Board members and executive officers who desire to place Company securities in a margin account, pledge Company securities as collateral for a loan or modify an existing margin account or pledge arrangement must submit a written request for approval of the proposed transaction or modification to the General Counsel or a designee thereof at least two weeks prior to the proposed transaction. The General Counsel will have the sole discretion in determining whether to approve a margin or pledge transaction submitted for pre-approval and there is no assurance that approval will be granted. For purposes of the Insider Trading Policy, the General Counsel means the general counsel of the Company or the principal outside counsel of the Company in consultation with the Chief Executive Officer of the Company.

Clawback Policy

The Board has adopted a clawback policy effective as of October 2, 2023 that provides for the recovery of all erroneously awarded compensation received by an executive officer in the event of an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, as required under Section 10D of the Exchange Act, Rule 10D-1 promulgated under the Exchange Act and the exchange listing standards.

Code of Ethics and Corporate Governance Guidelines

We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which is applicable to our directors, officers and employees. We have also adopted Corporate Governance Guidelines. The Code of Ethics, Corporate Governance Guidelines, and the committee charters are each available on the Company’s website at: www.nurideinc.com. We will disclose on our website any amendment to the Code of Ethics, as well as any waivers of the Code of Ethics, which are required to be disclosed by the rules of the SEC.

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PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF BDO AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee has selected BDO as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2025, which will include an audit of the effectiveness of the Company’s internal control over financial reporting.

Representatives of BDO are expected to be present at the meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions.

Stockholder ratification of the selection of our independent registered public accounting firm is a matter of good corporate practice. In the event that this selection is not ratified by the affirmative vote of a majority of the shares cast during the meeting or by proxy of stockholders entitled to vote at the meeting, the appointment of the independent registered public accounting firm may be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee may, in its discretion direct the appointment of a different accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our stockholders.

Principal Accounting Fees and Services

On April 17, 2024, the Company dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm. The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: KPMG’s report on the consolidated financial statements of the Company as of and for the years ended December 31, 2023 and 2022, contained a separate paragraph stating that “The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, on June 27, 2023 the Company filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code and the Company has no revenue-producing operations. These matters raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.” During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through April 17, 2024, there were no: (1) “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused KPMG to make reference thereto in its reports on the consolidated financial statements for such years or; (2) “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K) .

In accordance with 304(a)(3) of Regulation S-K, the Company provided KPMG with a copy of the disclosure contained herein, prior to its filing with the SEC, and requested that KPMG furnish the Company with a letter addressed to the SEC stating whether KPMG agrees with the above statements. A copy of KPMG’s letter to the SEC, dated April 17, 2024, is filed as Exhibit 16.1 to the Company’s Annual Report.

The Audit Committee approved the engagement of BDO as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024, effective as of April 17, 2024. During the fiscal years ended December 31, 2023 and 2022 and through April 17, 2024, neither the Company, nor anyone on its behalf, consulted BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by BDO that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The following table presents the fees for professional services rendered by BDO for the audit of our annual financial statements for the year ended December 31, 2024, and the fees billed for other services rendered by BDO during that period.

Fee Category	2024
Audit Fees	$200,000
Audit-Related Fees	$—
Tax Fees	—
All Other Fees	—
Total Fees	$200,000

Audit Fees. The aggregate audit fees (inclusive of out-of-pocket expenses) billed by BDO were for professional services rendered for the audit of our annual financial statements and internal control over financial reporting, review of financial statements included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC, and for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

All of the fees set forth in the table above were approved by the Audit Committee.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee has established a policy to review and approve the engagement of our independent registered public accounting firm to perform audit services and any permissible non-audit services.

The Board Recommends a Vote FOR the Ratification of the Appointment of BDO as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025.

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REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee does not constitute soliciting material and should not and will not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

The Audit Committee is responsible for fulfilling the Board’s responsibilities as they relate to overseeing our accounting and financial reporting processes and the audits of our financial statements, monitoring the integrity of our financial statements, monitoring compliance with legal and regulatory requirements, and monitoring the independence, qualifications and performance of the independent auditors. Management has the primary responsibility for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements with management.

The Audit Committee meets in executive session regularly with BDO USA, P.C., our independent registered public accounting firm. The Audit Committee has discussed with BDO USA, P.C. the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB and the SEC.

The Audit Committee has received the written disclosures and the letter from BDO USA, P.C., as required by applicable requirements of the PCAOB, regarding BDO USA, P.C.’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with BDO USA, P.C. its independence.

Based on the Audit Committee’s review of and discussions regarding our audited consolidated financial statements and our internal control over financial reporting with management, our internal auditors and the independent registered public accounting firm and the other reviews and discussions with the independent registered public accounting firm referred to in the preceding paragraph, subject to the limitations on the Audit Committee’s roles and responsibilities described above and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

Members of the Audit Committee:

Neil Weiner (Chair)
Andrew Sole
Michael Wartell
Alexandre Zyngier

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

The Company’s Board has adopted a Related Party Transaction Policy that sets forth policies and procedures for the review and approval or ratification of any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which any executive officer, director or nominee for director, any shareholder beneficially owning 5% or more of any class of the Company’s voting securities, or an immediate family member of any such person, or any entity that is controlled by any of the foregoing persons, had, has or will have a direct or indirect material interest that would need to be disclosed under Item 404(a) of Regulation S-K (a “Related Party Transaction”), including any material amendment or modification to an existing Related Party Transaction. Pursuant to this policy, the Audit Committee reviews and approves any proposed Related Party Transaction, considering, among other factors, whether the Related Party Transaction is fair to the Company and is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party and whether the Related Party Transaction would present an improper conflict of interests for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or related party, the direct or indirect nature of the director’s, executive officer’s or related party’s interest in the transaction and the ongoing nature of any proposed relationship. The Audit Committee may then approve or disapprove the transaction in its discretion. Any Related Party Transaction will be disclosed in the applicable SEC filing as required by the rules of the SEC.

Related Party Transactions

Foxconn Transactions

In the years prior to the Company’s filing for bankruptcy protection, the Company entered into a series of transactions with affiliates of Foxconn, beginning with the Agreement in Principle that was announced on September 30, 2021, pursuant to which the Company entered into definitive agreements to sell our manufacturing facility in Lordstown, Ohio under an asset purchase agreement (the “Foxconn APA”) and outsource manufacturing of the Endurance to Foxconn under a contract manufacturing agreement (the “CMA”). On November 7, 2022, the Company entered into an investment agreement with Foxconn under which Foxconn agreed to make additional equity investments in the Company (the “Investment Agreement”). The Investment Agreement superseded and replaced an earlier joint venture agreement. The Foxconn APA, the CMA and the Investment Agreement together are herein referred to as the “Foxconn Transactions.” Foxconn’s beneficial ownership of Class A common stock exceeded 5% as of November 2022 causing Foxconn to become a related party. See Part I – Item 1 – Business – Foxconn Transactions and Note 9 – Commitments and Contingencies of the Annual Report on Form 10-K for the year ended December 31, 2024 for additional information regarding the terms and status of the Foxconn Transactions. For the year ended December 31, 2024, the Company made no payments, and had no amounts payable, to Foxconn.

The Company has repurchased and destroyed all but two of the vehicles that it sold (other than the vehicles sold to LAS Capital or its affiliates, for which it assumed warranty, product liability and recall liabilities). Foxconn agreed to pay for one-half of the aggregate cost incurred to repurchase and destroy those vehicles, which one-half was $510,000. Payment was received during the first quarter of 2024.

Engagement Letter with M3 Partners

William Gallagher, who served as the Company’s Chief Executive Officer from the Effective Date until September 26, 2025, is a principal of M3 Advisory Partners, LP (“M3 Partners”). M3 Partners served as the Equity Committee’s financial consultant during the bankruptcy proceedings. Upon emergence from bankruptcy, the Company engaged M3 Partners to provide executive management and support services pursuant to the terms of an engagement letter (the “M3 Engagement Letter”). While serving as the Company’s Chief Executive Officer, Mr. Gallagher remained employed by M3 Partners and provided his services pursuant to the M3 Engagement Letter. Pursuant to the M3 Engagement Letter, M3 Partners’ fees are calculated on an hourly basis. In connection with the appointment of Alexander Matina as the Company’s Chief Executive Officer on September 26, 2025, the Company entered into an amended and restated engagement letter (the “Amended M3 Engagement Letter”) with M3 Partners to reflect that William Gallagher would no longer be serving in the role of Chief Executive Officer of the Company. The Amended M3 Engagement Letter provides that M3 Partners will continue to provide support to the Company (including, without limitation, a litigation trustee) in evaluating and managing its operations, assets and liabilities, and such other services as M3 Partners and the Company otherwise agree in writing. The Company incurred approximately $1.5 million in fees payable to M3 Partners under the M3 Engagement Letter for the year ended December 31, 2024, which is included in selling, general, and administrative expenses within the consolidated statements of operations and comprehensive loss.

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OWNERSHIP OF SECURITIES

The following table sets forth information known by us regarding the beneficial ownership of our Class A common stock and our Preferred Stock as of October 17, 2025, by:

●	each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of Class A common stock or the Preferred Stock;

●	each of our current NEOs and directors; and

●	all of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the table below are based on 16,096,296 shares of Class A common stock issued and outstanding as of October 17, 2025. As previously indicated, all shares of Class A common stock are presented after giving effect to the 1:15 reverse stock split of the outstanding Class A common stock, which became effective as of 12:01 a.m. Eastern Time on May 24, 2023.

Unless otherwise noted, the address for each beneficial owner listed below is 1700 Broadway, 19th Floor, New York, NY 10019.

	Shares of Class A Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent of Class
Current Directors and Named Executive Officers
Alexander Matina(1)	30,772	*
Andrew Sole(1) (2)	745,772	4.6%
Michael Wartell(1)	30,772	*
Neil Weiner(1)(3)	687,485	4.3%
Alexandre Zyngier(1)(4)	223,248	1.4%
William Gallagher	-	-
Edward T. Hightower(5)	51,448	*
Daniel A. Ninivaggi(5)	41,346	*
Adam B. Kroll(5)	26,136	*
All Current Directors and Executive Officers, as a group (5 individuals)(6)	1,718,049	10.6%
Five Percent Holders
Hon Hai Precision Industry Co., Ltd.(7)	2,665,921	15.3%

*Represents beneficial ownership of less than 1%.

(1)	Includes 30,772 shares of Class A common stock underlying RSUs that vest within 60 days. The settlement of these RSUs will be within ten (10) days following the earliest to occur of the following events: (a) the fifth (5th) anniversary of the grant date (which was May 13, 2024), (b) a “change in control event” with respect to the Company, as determined in accordance with Treas. Reg. 1.409A-3(i)(5), applying the default provisions or (c) the director’s “separation from service” from the Company, as determined under Section 409A of the Internal Revenue Code.

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(2)	Includes 715,000 shares of Class A common stock owned by Esopus Creek Value Series Fund LP – Series A, and of which Esopus Creek Advisors LLC is the general partner. Mr. Sole is the sole managing member and principal of Esopus Creek Advisors LLC. Mr. Sole disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(3)	Includes 656,713 shares of Class A common stock owned by Foxhill Family Partnership, LP. Mr. Weiner is the president of the general partner of Foxhill Family Partnership, LP and, by virtue of such position, has voting and dispositive power over the securities held by it. Mr. Weiner disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(4)	Includes 192,476 shares of Class A common stock owned by HZ Investments LLC. Mr. Zyngier is the managing member of HZ Investments LLC and, by virtue of such position, has voting and dispositive power over the securities held by it. Mr. Zyngier disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(5)	Information is based on a Form 4 filed by the individual with the SEC on March 18, 2024.

(6)	Includes 153,860 shares of Class A common stock underlying RSUs that vest within 60 days. The settlement of these RSUs will be within ten (10) days following the earliest to occur of the following events: (a) the fifth (5th) anniversary of the grant date (which was May 13, 2024), (b) a “change in control event” with respect to the Company, as determined in accordance with Treas. Reg. 1.409A-3(i)(5), applying the default provisions or (c) the director’s “separation from service” from the Company, as determined under Section 409A of the Internal Revenue Code.

(7)	Information is based on the Schedule 13D/A filed with the SEC on May 3, 2023 (after giving effect to the 1:15 reverse stock split of the outstanding Class A common stock, which became effective on May 24, 2023) and includes: (i) 861,151 shares of Class A common stock held by Foxconn Ventures Pte. Ltd. (“Foxconn Ventures”) and (ii) 483,210 shares of Class A common stock held by Foxconn (Far East) Limited (“Foxconn Far East”). The amount shown in the table also includes 1,321,560 shares of Class A common stock that would be issuable upon conversion of the 300,000 shares of Preferred Stock held by Foxconn Ventures (including accrued and unpaid dividends) if such shares were converted (and such dividends were paid in kind) as of October 17, 2025. The number of shares of Class A common stock into which the Preferred Stock is convertible at the time of such conversion is subject to the Ownership Limitation. Foxconn Far East owns 54.5% of the outstanding equity interests of Foxconn Ventures and controls its board of directors. Each of Foxconn Far East, Foxconn EV Technology, Inc. (“Foxconn EV”), Foxteq Holdings Inc. (“Foxteq Holdings”), Foxteq Integration Inc. (“Foxteq Integration”) and PCE Paragon Solutions Kft. (“PCE”) is a wholly owned subsidiary of Hon Hai Precision Industry Co., Ltd. (“Hon Hai”). In this capacity, Hon Hai exercises shared voting and investment power over the shares held directly or indirectly by Foxconn Ventures, Foxconn Far East, Foxteq Holdings, Foxteq Integration, PCE and Foxconn EV. The principal address of Hon Hai is No. 66, Zhongshan Road, Tucheng Industrial Zone, Tucheng District, New Taipei City, 23680, Taiwan.

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PROPOSAL THREE — APPROVAL OF AN AMENDMENT TO THE 2020 EQUITY INCENTIVE PLAN

General

We are requesting that stockholders approve an amendment to the Equity Incentive Plan (the “Amendment”), which our Compensation Committee has recommended and our Board has approved, subject to stockholder approval, to increase the number of shares available for issuance under the Equity Incentive Plan by 1,000,000. In accordance with the Plan, on March 14, 2024, the Board approved, adopted and ratified an amendment to the Equity Incentive Plan, as amended, to increase the number of shares of Class A common stock reserved for issuance thereunder from an aggregate of 2,224,890 shares to an aggregate of 3,000,000 shares, inclusive of the shares underlying awards that were initially granted under the Lordstown Motors Corp.’s 2019 Equity Incentive Plan and converted into awards under the Equity Incentive Plan upon the closing of the Company’s business combination with Lordstown Motors Corp. In addition, the Amendment will update the definition of the “Company” to be Nu Ride Inc. As of October 17, 2025, 1,511,896 shares remain available for grant under the Equity Incentive Plan. As a company trading on the OTC, the Company is not required to obtain stockholder approval for the Amendment, and may not seek stockholder approval for future amendments to the Equity Incentive Plan if not required under rules and regulations applicable to the Company. The Equity Incentive Plan is described in more detail below. A copy of the Equity Incentive Plan, as proposed to be amended by the Amendment, is attached to this proxy statement as Annex A.

Other than to increase the number of shares of Class A common stock authorized for issuance under the Equity Incentive Plan, the proposed Amendment does not otherwise change the Equity Incentive Plan. The Equity Incentive Plan will continue to provide for the award of stock options (including incentive and non-qualified), stock appreciation rights (“SARs”), restricted stock unit awards (“RSUs”), restricted stock awards, performance unit awards (“PSUs”), and performance stock awards (collectively, “Awards”). Employees, consultants and directors of the Company are eligible to receive awards under the Equity Incentive Plan.

The following description of the Equity Incentive Plan is qualified in its entirety by reference to Annex A.

Reasons for the Stockholder Approval of the Amendment

As a company trading on the OTC, the Company is not required to obtain stockholder approval for the Amendment, and may not seek stockholder approval for future amendments to the Equity Incentive Plan if not required under rules and regulations applicable to the Company. However, stockholder approval of the Amendment is necessary for us to grant incentive stock options (“ISOs”) with the additional shares that are the subject of the amendment.

Reasons the Board is Requesting the Amendment

Equity awards are a significant component of total compensation for our directors and our chief executive officer, which effectively align their interests with stockholders, while also preserving our limited cash reserves. Without the Amendment, we could be required to use additional cash incentives to compensate our directors and chief executive officer. The Compensation Committee recommended the increase based on the Company’s historical use of equity awards and its anticipated use of such awards in the future, and in particular giving consideration to the Company’s stock price and to the fact that, as noted elsewhere in this proxy statement, approximately $600,000 per year of director and executive compensation is paid in equity. The Compensation Committee believes, based on its analysis of the Company’s past and anticipated future grants and the Company’s stock price, that the additional shares should meet the Company’s equity compensation needs for three years. However, future circumstances may require grants different than what the Committee currently anticipates, in which case, the shares authorized could last for a longer or shorter period.

The Board believes that the Equity Incentive Plan promotes the interests of stockholders and is consistent with principles of good corporate governance, including:

●	Independent Committee. The Equity Incentive Plan generally is administered by the Compensation Committee, which is composed entirely of independent directors who meet NASDAQ standards for independence and are “non-employee directors” under Rule 16b-3(b)(3) of Section 16 (“Section 16”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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●	No Discounted Stock Options or SARs. All stock option and SAR awards under the Equity Incentive Plan must have an exercise or base price that is not less than the fair market value of the underlying Class A common stock on the date of grant, except in the case of substitute awards granted to employees of an acquired business. The Company does not grant dividend equivalents on stock options or SARs.

●	No Repricing; No Cash Buyout of Underwater Options or SARs. Other than in connection with a corporate transaction affecting the Company, the Equity Incentive Plan prohibits any repricing of options or SARs and the cash buy-out of underwater options or SARs without stockholder approval.

●	No Dividends Paid while Awards are Unvested. Any dividends, distributions or dividend equivalent rights with respect to restricted stock, RSUs, performance shares or performance units, whether paid in shares of Class A common stock or cash, will be subject to the same restrictions on transferability and forfeitability as the restricted stock, RSUs, performance shares or performance units with respect to which they were paid, and if such restricted stock, RSUs, performance shares or performance units are forfeited, such dividends or other distributions shall also be forfeited. No dividends or dividend equivalents will be paid with respect to options or SARs.

●	No “Liberal” Change in Control Definition; No Single-Trigger Vesting upon a Change in Control. A change in control of the Company must actually occur in order for the Change in Control provisions in the Equity Incentive Plan to be triggered. The Change in Control definition in the Equity Incentive Plan does not include “liberal” components that would deem a Change in Control to have occurred before an actual change in control, for example, upon stockholder approval, rather than consummation, of a transaction. In general, the Equity Incentive Plan provides the Committee with the discretion to determine the treatment of outstanding Awards in connection with a Change in Control, either in Award Agreements or at the time of the Change in Control.

●	Clawback Provisions. Current agreements evidencing Awards under the Equity Incentive Plan provide for the recovery, recoupment, clawback or forfeiture of compensation under specified circumstances.

Our Board recognizes the impact of dilution on our stockholders and has evaluated the additional 1,000,000 shares being requested pursuant to the Amendment carefully in the context of the need to attract, motivate, retain and ensure that our leadership team is focused on our strategic priorities, while at the same time conserving cash resources. Our Board believes that the proposed Amendment combined with the shares of Class A common stock currently available under the Equity Incentive Plan represents a reasonable amount of potential equity dilution to accommodate our strategic and growth priorities.

The closing price of our Class A common stock on the OTC Markets was $1.96, on October 17, 2025.

Material Terms of the Equity Incentive Plan

Administration

The Equity Incentive Plan will continue to be administered by the Board, the Compensation Committee of the Board or another committee (the “Administrator”). The Board may appoint different committees to administer the Equity Incentive Plan with respect to different groups of employees, directors or consultants. In practice, the Equity Incentive Plan is administered by the Compensation Committee.

The Administrator has the authority to determine (i) the fair market value of Class A common stock for purposes of the Equity Incentive Plan; (ii) select to whom Awards may be granted; (iii) determine the number of shares of Class A common stock to be covered by each Award; (iv) approve the form of Award Agreements; (v) determine the terms and conditions applicable to Awards, (vi) construe and interpret the terms of the Equity Incentive Plan and Awards; (vii) prescribe, amend and rescind rules and regulations relating to the Equity Incentive Plan; (viii) modify or amend Awards; (ix) allow Equity Incentive Plan participants to satisfy withholding tax obligations in one of the methods permitted under the Equity Incentive Plan; (x) authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award; and (xi) make all other determinations deemed necessary or advisable for administering the Equity Incentive Plan. The Administrator is not able, however, to effect any repricing of an option or SARs.

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Eligibility

Under the Equity Incentive Plan, employees and consultants of the Company, a parent or a subsidiary, as well as members of the Board, are eligible to receive Awards. As of October 17, 2025, there was one employee and four non-employee directors that are eligible to receive Awards under the Equity Incentive Plan.

Number of Shares

Subject to any adjustment (as described below), the number of shares of Class A common stock available for delivery pursuant to Awards granted under the Equity Incentive Plan will not exceed 4,000,000, which is comprised of (x) the 2,641,776 shares currently authorized under the Equity Incentive Plan, (y) the 1,000,000 additional shares of Class A common stock that will be reserved for issuance under the Equity Incentive Plan if the Amendment is approved, and (z) 358,224 shares of Class A common stock underlying Awards that were initially granted under the Lordstown Motors Corp.’s 2019 Equity Incentive Plan and converted into Awards under the Equity Incentive Plan upon the closing of the Company’s business combination with Lordstown Motors Corp. Shares subject to Awards under the Equity Incentive Plan that expire or become unexercisable without having been exercised in full or are forfeited or repurchased due to failure to vest or be earned will be available for future grant under the Equity Incentive Plan. Shares that are actually issued under the Equity Incentive Plan, used to pay the exercise price of an Award or used to satisfy tax holding obligations will not become available for future grant under the Equity Incentive Plan. In addition, shares repurchased with the proceeds of the exercise prices for any options may not be reissued under the Equity Incentive Plan. To the extent an Award under the Equity Incentive Plan is paid in cash rather than shares, such cash payment will not reduce the number of shares available for issuance under the Equity Incentive Plan. Any shares issued in connection with awards granted by other entities, that are assumed, converted into Awards or substituted by Awards pursuant to a merger, acquisition or similar transaction will not reduce the number of shares available for issuance under the Equity Incentive Plan.

The maximum aggregate number of shares subject to Awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such director during such fiscal year in respect of the director’s service as a member of the Board during such fiscal year, shall not exceed $750,000 in total value (calculating the value of any such Awards based on the grant date fair market value of such Awards for financial reporting purposes).

The Equity Incentive Plan has a term that expires on October 22, 2030 with respect to the initial 1,333,333 shares authorized under the Equity Incentive Plan, on May 22, 2033 with respect to 533,333 shares authorized by the 2023 amendment, on March 14, 2034 with respect to 775,110 shares authorized by the 2024 amendment, and on December 11, 2035 with respect to the 1,000,000 shares authorized by this Amendment, unless terminated earlier by the Board.

Stock Options

A stock option, or option, is a right to purchase shares of Class A common stock, at a certain exercise price, in the future. The Administrator may grant ISOs (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)), which have certain tax advantages for recipients, or nonstatutory stock options (“NSOs”). All options shall be granted pursuant to an Award Agreement which specifies the terms and conditions of the Award. No option will have a term that exceeds ten years (or five years in the case of ISO granted to a 10% stockholder). Currently, the maximum aggregate number of shares that may be issued as ISOs is 1,866,666, which will increase to 2,866,666 if the Amendment is approved (reduced by the number of shares subject to other types of Awards outstanding). The Administrator determines the exercise price for a stock option, provided that the exercise price of an option will not be less than 100% of the fair market value per share on the date of grant (or 110% of the fair market value in the case of an ISO granted to a 10% stockholder). When an option is granted, the Administrator also determines the vesting dates and exercise period of the option.

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Acceptable forms and methods of payment of the exercise price are determined by the Administrator. For an ISO, the Administrator will determine the acceptable form of consideration at the time of grant. Consideration may consist of (1) cash; (2) check; (3) other shares, subject to certain conditions; (4) consideration under a broker-assisted (or other) cashless exercise program implemented by the Company; (5) by net exercise; (6) such other consideration and method of payment for the issuance of shares permitted by applicable law; or (7) any combination of the foregoing methods.

If an option holder’s service with the Company is terminated, the holder may exercise any vested options within the period specified in the Award Agreement (but not later than the expiration of the option’s term). If no time is specified in the Award Agreement, vested options will remain exercisable for three months following participant’s termination, unless termination is for death or Disability (as defined in the Equity Incentive Plan) in which case the option remains exercisable for 12 months. Any unvested options will be forfeited on the date of termination unless the Administrator provides otherwise.

Restricted Stock

A restricted stock grant is an award of Class A common stock that vests over a period of time subject to the recipient’s continued service with the Company and, during such time, is subject to transfer limitations and other restrictions imposed by the Administrator, in its discretion. The Administrator will specify terms and conditions in the Award agreement and, unless the Administrator determines otherwise, the Company as escrow agent will hold the shares until any restrictions have lapsed and the shares will be released from escrow as soon as practicable after the restrictions have lapsed or at such other time as the Administrator determines. The Administrator has the discretion to reduce, waive, or accelerate any restrictions. Except as otherwise determined by the Administrator, during the restriction period, a participant will have rights as a stockholder, including the right to vote the Class A common stock subject to the award. During the restriction period, a participant will be entitled to receive all dividends thereon, however, all such dividends will be subject to the same restrictions as the underlying shares and if such shares are forfeited, the dividends will also be forfeited. Any shares that do not vest will revert to the Company.

Restricted Stock Units

An RSU is the right to receive a share of Class A common stock, the cash value of a share of Class A common stock, or a combination, as determined by the Administrator, at some future date following the vesting of the restricted stock unit. When the applicable vesting criteria are met, the holder of the restricted stock unit will receive a payout as determined by the Administrator. The Administrator may reduce, waive or accelerate any vesting criteria. Any restricted stock units that do not vest will be forfeited to the Company.

Stock Appreciation Rights

An SAR is an award that, upon exercise, entitles its holder to receive the excess of the fair value of our Class A common stock on the exercise date over the grant price established for the SAR on the date of grant. Such excess will be paid in cash, in shares of equivalent value, or in some combination thereof, as determined by the Administrator. The Administrator will have discretion to determine the terms and conditions of SARs, but the grant price of an SAR may not be less than the fair market value of our Class A common stock on the date of grant.

Performance Units and Performance Shares

A PSU or performance share award is a right to receive shares of Class A common stock, the cash value of shares of Class A common stock, as determined by the Administrator, at some future date, based upon the achievement of performance objectives specified by the Administrator. The Administrator may set performance objectives based upon the achievement of company-wide, divisional, business unit or individual goals, applicable federal or state securities laws, or any other determined by the Administrator in its discretion. The Administrator will also determine the period over which certain specified company or individual goals or objectives must be met. After the applicable performance period has ended, a holder of a PSU or performance share award will be entitled to receive a payout of the number of PSUs or performance shares earned over the performance period, to the extent to which the corresponding performance objectives or other vesting provisions have been achieved. A PSU or share award may be paid in cash, Class A common stock or a combination of the two, in the discretion of the Administrator.

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Substitute Awards

Substitute Awards may be granted under the Equity Incentive Plan in substitution for similar awards which are assumed as a result of a merger, acquisition or similar transaction entered into by the Company, a parent or any of its subsidiaries.

Changes to Capital Structure

In the event of any extraordinary dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of the Class A common stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Class A common stock occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Equity Incentive Plan, will adjust the number and class of shares that may be delivered under the Plan and the number, class, and price of shares covered by each outstanding Award and the numerical share limits set forth in the Equity Incentive Plan.

In any such event, or upon a sale of all or substantially all of the business or assets of the Company as an entirety (unless specified otherwise in the applicable Award agreement), the Administrator will also equitably and proportionally adjust performance objectives applicable to any outstanding performance-based Awards.

Transactions or Change of Control

In the event of a merger, consolidation or similar transaction directly or indirectly involving the Company (including a Change in Control, as defined in the Equity Incentive Plan), the Administrator will determine the treatment of each outstanding Award, including providing for (i) the Award to be assumed or substituted; (ii) the termination of the Award in exchange for cash or property equal to the amount that would have been realized from the Award or in exchange for other rights or property; (iii) modification of the terms of the Award; (iv) the deemed satisfaction of performance conditions at target, maximum or actual performance or the continuation of the performance conditions; (v) a period of at least 20 days prior to the transaction during which any options or SARs not otherwise exercisable could be exercised and, with any Awards not exercised to terminate; or (vi) any combination of the foregoing. The Administrator is not obligated to treat all Awards similarly.

If a participant is terminated without Cause or resigns for Good Reason (as each such term is defined in the Equity Incentive Plan), in either case, on or within two years after a Change in Control then, unless the Administrator determines otherwise or the Award Agreement provides otherwise, (i) each Award granted prior to the Change in Control will become fully vested and (ii) any Class A common stock deliverable pursuant to RSUs will be delivered promptly (but no later than 15 days) following such participant’s termination of employment.

Transferability

Unless the Administrator provides otherwise, no Award granted under the Equity Incentive Plan may be transferred in any manner, except by will or the laws of descent and distribution.

Amendment and Termination

The Board may amend, alter, suspend or terminate the Equity Incentive Plan, except that the Board may not amend the Plan to permit the repricing of options or SARs. The Company will obtain stockholder approval of any amendment as necessary and desirable to comply with applicable law and the requirements of any stock exchange or quotation system on which the shares are listed. No amendment, alteration, suspension or termination may materially affect the rights of any participant without the participant’s consent.

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Forfeiture

Certain participants and Awards held by such participants are subject to the Company’s Clawback Policy and may be subject to other forfeiture, return or reimbursement provisions set forth in the related Award agreement or arising under applicable laws.

Our Clawback Policy provides for the clawback of compensation under certain circumstances. If an annual incentive payment or long-term incentive payment is received by an executive officer, where such payment was predicated upon achieving certain financial results that are subsequently the subject of a finding of material non-compliance with the financial reporting requirements under the securities laws within three years of receiving such compensation, and a lower payment would have been made to the executive based upon the corrected financial results, the Board will seek to recover from the executive officer the amount by which such executive officer’s incentive payments for the relevant period exceeded that lower payment. The Board may also seek to recoup such compensation from participants that are not executive officers. In addition, under the Award Agreements and Clawback Policy, the Company may require an award recipient to repay any shares or other amount paid in respect of the award, as well as any consideration received in respect of a sale or other disposition of any such shares, if the Board reasonably determines that one or more of the following has occurred: (a) the award recipient committed a felony while providing services to the Company (the “service period”); (b) during the service period or at any time thereafter, the award recipient committed or engaged in a breach of confidentiality, or an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information of the Company that, in any such case, has resulted in or can reasonably be expected to result in material harm to the reputation or business of the Company; or (c) during the service period or at any time thereafter, the award recipient committed or engaged in a material and intentional act of theft, embezzlement or fraud, or materially and intentionally breached any agreement to which the recipient is a party with the Company that, in any such case, has resulted in or can reasonably be expected to result in material harm to the reputation or business of the Company.

Federal Income Tax Aspects Relating to Awards Under the Equity Incentive Plan

The following is a brief summary of the federal income tax aspects of Awards that may be made under the Equity Incentive Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a participant’s death or federal employment taxes. The tax consequences of Awards under the Equity Incentive Plan depend upon the type of Award.

This summary is not intended as tax advice to participants, who should consult their own tax advisors.

Incentive Stock Options

In general, a holder of an ISO does not realize any taxable income upon the grant or, if the applicable holding period is met, exercise of an ISO. The exercise of an ISO, however, may result in an alternative minimum tax liability to the participant. With certain exceptions, a disposition of shares purchased under an ISO within two years after the date of grant or within one year after the date of exercise produces ordinary income to the holder (and a deduction for us) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which we are not entitled to a deduction. If the holder does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which we are not entitled to a deduction.

Nonstatutory Stock Options

The holder of a NSO does not realize any taxable income at the time of grant but realizes income in connection with exercise of the NSO in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding deduction is available to us. Any gain or loss recognized upon a subsequent sale or exchange of the shares is treated as capital gain or loss for which we are not entitled to a deduction.

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Restricted Stock

Unless a holder of restricted stock makes an election to accelerate recognition of the income to the date of grant as described below, the holder will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the holder will recognize ordinary income equal to the fair market value of the Class A common stock as of that date, less the amount, if any, paid for the stock, and we will be allowed a corresponding tax deduction at that time. If the holder files an election under Section 83(b) of the Code within 30 days after the date of grant of the restricted stock, the holder will recognize ordinary income as of the date of grant equal to the fair market value of the Class A common stock as of that date, less the amount, if any, the holder paid for the Class A common stock, and we will be allowed a corresponding tax deduction at that time. Any future appreciation in the Class A common stock will be taxable to the holder at capital gains rates. If, however, the restricted stock is later forfeited, the holder will not be able to recover the tax previously paid pursuant to his or her Section 83(b) election.

Restricted Stock Units, Performance Units and Performance Shares

A holder of an RSU, a PSU or a Performance Share does not recognize income, and we will not be allowed a tax deduction, at the time the Award is granted. When the RSUs, PSUs or Performance Shares are settled for cash or stock, the holder generally will be required to recognize as ordinary income an amount equal to cash or the fair market value of the shares on the date of settlement, and we will be allowed a tax deduction. Any gain or loss recognized upon a subsequent sale or exchange of the stock (if settled in stock) is treated as capital gain or loss for which we are not entitled to a deduction.

Stock Appreciation Rights

The holder of a SAR does not realize any taxable income at the time of grant but will realize ordinary income upon the exercise of the SARs in an amount equal to the aggregate amount of cash and the fair market value of any shares of Class A common stock received. We generally will be entitled to a corresponding tax deduction equal to the amount includible in the holder’s income.

Section 409A of the Code

Certain types of Awards under the Equity Incentive Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such Awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties and additional state taxes). To the extent applicable, the Equity Incentive Plan and Awards granted under the Equity Incentive Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary and appropriate by the Administrator, the Equity Incentive Plan and applicable Award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable Awards from Section 409A of the Code.

New Plan Benefits

Because all Awards under the Equity Incentive Plan are within the discretion of the Compensation Committee, neither the number nor the type of future Awards under the Equity Incentive Plan to be received by or allocated to particular participants or groups of participants is presently determinable.

The Board recommends a vote FOR the Approval of the Amendment to the Equity Incentive Plan.

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PROPOSAL FOUR — ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Company is providing an advisory vote on executive compensation to stockholders, commonly known as the say-on-pay vote, as required by Section 14A of the Exchange Act. The advisory vote on executive compensation is a non-binding vote to approve the compensation of the Company’s named executive officers, as described in the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this proxy statement. We held the last advisory vote on the frequency of future say on pay votes at our 2022 annual meeting of stockholders. In accordance with the recommendation of the holders of our stock, our Board of Directors has currently determined to include an advisory stockholder vote on the compensation of our named executive officers in the Company’s proxy materials on an annual basis until the next required advisory vote on the frequency of future advisory votes on the compensation of our named executive officers, which will occur no later than the Company’s annual meeting of stockholders in 2028.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers generally, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. Because the vote is advisory, it will not be binding upon the Board of Directors and we will not be required to take any action as a result of the outcome of the vote. We ask that you support the compensation of our named executive officers as disclosed under the heading “Executive Compensation” and the accompanying compensation tables and related narrative disclosure.

Stockholders are being asked to vote on the following resolution:

“RESOLVED, that the stockholders hereby approve the compensation of Nu Ride Inc.’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosures.”

The Board Recommends a Vote FOR the Approval of the Advisory Vote to Approve the Compensation of the Named Executive Officers.

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PROPOSAL FIVE —  ADVISORY VOTE TO APPROVE THE FREQUENCY
OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Company is providing stockholders with an advisory vote on the frequency with which the Company’s stockholders shall have the advisory vote on executive compensation provided for in Proposal Four above, commonly known as the say-on-pay vote, and required by Section 14A of the Exchange Act. The advisory vote on the frequency of the say-on-pay vote is a non-binding vote on how often the say-on-pay vote should occur. The choices include every year, every two years, or every three years. In addition, stockholders may abstain from voting.

Although this advisory vote on the frequency of the say-on-pay vote is not binding on the Board of Directors, the Board of Directors will take into account the result of the vote when determining the frequency of future say-on-pay votes. After this year, the next required advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers will occur no later than the Company’s annual meeting of stockholders in 2031.

After careful consideration, the Board of Directors believes that submitting the advisory vote to approve executive compensation every three years is appropriate for the Company and its stockholders at this time. The Board of Directors believes that an advisory vote at this frequency will provide stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period. An advisory vote that occurs every three years will also permit the Company’s stockholders to observe and evaluate the impact of any changes to its executive compensation policies and practices that have occurred since the last advisory vote to approve executive compensation. The Board of Directors is therefore recommending that shareholders vote for holding the advisory vote to approve executive compensation every three years.

Stockholders are being asked to vote on the following resolution:

“RESOLVED, that the Company’s stockholders determine, on an advisory basis, that the frequency with which the stockholders of the Company shall have an advisory vote on the compensation of the Company’s named executive officers set forth in the Company’s proxy statement is:

Choice 1 — every year;
Choice 2 — every two years;
Choice 3 — every three years; or
Choice 4 — abstain from voting.”

The Board Recommends a Vote For The Approval of an Advisory Vote on the Compensation of the Named Executive Officers EVERY 3 YEARS.

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EXECUTIVE OFFICERS

Effective September 26, 2025, Alexander Matina was appointed as the Company’s Chief Executive Officer, President, Treasurer and Secretary. Set forth below is certain information with respect to Mr. Matina as of October 17, 2025.

Name	Age	Position
Alexander C. Matina	49	Chief Executive Officer, President, Secretary, and Treasurer; Class III Director

Alexander C. Matina has served as the Chief Executive Officer of the Company since September 2025. Mr. Matina is currently the Managing Member of LANECR Consulting LLC. From 2007 through 2023, Mr. Matina served in various leadership roles, including as Portfolio Manager, at MFP Investors LLC, which invested across both public and private markets. He has served on the board of directors of Trinity Place Holdings Inc., a publicly traded company, since 2013 and Range Capital Acquisition Corp, a special purpose acquisition company, since 2024 and Range Capital Acquisition II, a special purpose acquisition company, since 2025, and S&W Seed Company, a publicly traded agricultural company from 2015-2025. He is also a director of SIXGEN, a privately held cyber-security company, and Standard Nuclear, a privately held nuclear fuel business. Mr. Matina previously served as a director of Crowheart Energy LLC, a private energy company, Madava Financial, a private energy-focused finance company, Papa Murphy’s, a publicly traded pizza franchise, as well as other public and private boards. Mr. Matina received a Bachelor of Science in finance and accounting from Fordham University (summa cum laude) and an MBA from Columbia Business School. We believe that Mr. Matina’s strong investment management and finance background, including experience with private equity as well as his experience with other public companies, qualify him to serve on the Board.

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EXECUTIVE COMPENSATION

The following discussion provides information regarding the compensation arrangements for our (i) former Chief Executive Officer, President, Secretary, and Treasurer, (ii) our former Chief Executive Officer and President who served until the Effective Date and (iii) two other former executive officer who would have been the two most highly compensated executive officers in 2024 (other than the principal executive officer) had they still been serving as an executive officer as of the end of 2024 (these four officers collectively are our “named executive officers” or “NEOs”).

For 2024, our NEOs were:

Name	Position
William Gallagher	Former Chief Executive Officer, President, Secretary, and Treasurer
Edward T. Hightower	Former Chief Executive Officer and President
Daniel A. Ninivaggi	Former Executive Chairman
Adam B. Kroll	Former Executive Vice President and Chief Financial Officer

Mr. Gallagher served as Chief Executive Officer, President, Secretary and Treasurer from the Effective Date until September 26, 2025. The employment of Messrs. Hightower, Ninivaggi and Kroll terminated at the Effective Date. See “Narrative Disclosure to Summary Compensation Table - Agreements with the Named Executive Officers - Severance Agreements” below.

All shares of the Company’s Class A common stock and prices per share are presented after giving effect to the 1:15 reverse stock split of the outstanding Class A common stock, which became effective as of 12:01 a.m. Eastern Time on May 24, 2023.

Summary Compensation Table

The following table presents information concerning the total compensation of our NEOs for each of the last two fiscal years.

Name and Principal Position	Year	Salary		Bonus	Stock Awards	Option Awards	Non- Equity Incentive Plan Compen- sations	All Other Compen- sation		Total
William Gallagher	2024	-		-	-	-	-	$564,167	(1)	$564,167
Former Chief Executive Officer, President, Secretary, and Treasurer
Edward T. Hightower	2024	$155,192	(2)	-	-	-	-	$980,985	(3)	$1,136,177
Former Chief Executive Office and President	2023	$674,573		-	-	-	-	$210	(4)	$674,783
Daniel A. Ninivaggi	2024	$93,461		-	-	-	-	$553,225	(3)	$646,686
Former Executive Chairman	2023	$444,758		-	-	-	-	$13,410	(4)	$458,168
Adam B. Kroll	2024	$180,289	(2)	-	-	-	-	$689,016	(3)	$869,305
Former Chief Financial Officer and Corporate Secretary	2023	$450,000		-	-	-	-	$3,672	(4)	$453,672

(1)	Represents the amount billed by M3 Partners to the Company for Mr. Gallagher’s services and included $100,111 for Mr. Gallagher’s services during the bankruptcy in accordance with the terms of M3 Partners’ engagement by the Equity Committee. See “Engagement Agreements with M3 Partners – Arrangement with William Gallagher” below for more information.

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(2)	Amount includes $15,000 in consulting fees earned by Mr. Hightower and $86,828 in consulting fees earned by Mr. Kroll.

(3)	Amounts represent the allowed general unsecured claim for severance on the Effective Date in accordance with the terms of the Severance Agreements (as defined below).

(4)	Amounts include matching contributions by the Company under the prior 401(k) plan in respect of contributions made by such NEO in the year and expense reimbursements for cellular phone bills.

Narrative Disclosure to Summary Compensation Table

The following discussion provides additional information regarding the compensation arrangements of our named executive officers for 2024, including the severance settlement agreements (the “Severance Agreements”) and consulting agreements entered into with certain of the named executive officers in light of the Chapter 11 Cases and the termination of their employment as a result thereof.

Engagement Agreement with M3 Partners – Arrangement with William Gallagher

During the bankruptcy, the Equity Committee engaged M3 Partners to provide certain services, including consulting and advisory services provided by William Gallagher. Upon emergence from bankruptcy, the Company engaged M3 Partners to provide executive management and support services pursuant to the terms of the M3 Engagement Letter, effective as of March 15, 2024. Under the terms of the M3 Engagement Letter, the Company agreed to retain M3 to provide Mr. Gallagher to serve as Chief Executive Officer, President, Treasurer and Secretary of the Company, a role he served in until he was succeeded by Alexander Matina effective September 26, 2025. Mr. Gallagher has been, and will remain, employed by M3 Partners and provides his services pursuant to the M3 Engagement Letter.

Under the M3 Engagement Letter, M3 Partners is entitled to non-refundable professional fees based on the actual hours incurred by M3 personnel on matters pertinent to the engagement. Such fees are based upon the hourly rates as set forth in the M3 Engagement Letter, depending on the title of the applicable M3 Partners personnel. Under the terms of the M3 Engagement Letter, the hourly rate attributable to Mr. Gallagher as a Managing Director of M3 Partners was $1,075-$1,205 per hour. For 2024, the hourly rate attributable to Mr. Gallagher was $1,205 per hour. M3 Partners furnishes the Company with monthly invoices in respect of unbilled service fees accrued, and the Company is required to pay such amounts within five days after the date of service of the relevant invoice.

The engagement of M3 Partners by the Company may be terminated by either party at any time upon ten business days’ written notice. Following any such termination, neither party will have further liability to the other, except with respect to fees and expenses earned and incurred through the date of termination and any provisions of the M3 Engagement Letter which are expressly stated to survive its termination or expiration.

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In connection with the appointment of Alexander Matina, as described below, the Company entered into an amended and restated engagement letter (the “Amended M3 Engagement Letter”) with M3 Partners to reflect that William Gallagher would no longer be serving in the role of Chief Executive Officer of the Company. The Amended M3 Engagement Letter provides that M3 Partners will continue to provide support to the Company (including, without limitation, a litigation trustee) in evaluating and managing its operations, assets and liabilities, and such other services as M3 Partners and the Company otherwise agree in writing.

See “Certain Relationships and Related Party Transactions – Related Party Transactions – Engagement Letter with M3 Partners” above for more information.

Severance Agreements with Former Executive Officers

Pursuant to the Plan, as of the Effective Date, the employment of the following executive officers of the Company was terminated: Messrs. Ninivaggi and Hightower and Adam Kroll. In connection with such termination, each entered into a severance agreement with the Company on terms previously approved by the board of directors and the Bankruptcy Court.

Pursuant to the Plan, the Company entered into a Severance Settlement Agreement (the “Severance Agreement”) with each of Messrs. Ninivaggi, Hightower and Kroll (each, a “Former Executive”). The Severance Agreements provided for certain payments and benefits to each Former Executive in consideration of obligations that existed under employment agreements with each Former Executive and in connection with providing consulting services to the Company upon emergence.

The Severance Agreements provided that each Former Executive would receive an allowed general unsecured claim for severance on the Effective Date in the following amounts: Mr. Ninivaggi: $550,000; Mr. Hightower: $975,267; and Mr. Kroll: $685,000 (each, a “Proposed Allowed Employee Claim”), in exchange for their agreement to (a) release certain claims against the Debtors, (b) comply with restrictive covenants, including confidentiality and assignment of inventions covenants, under the employment agreements and other agreements with the Company containing these terms and (c) consult with the post-Effective Date Company for a specified number of hours over a six-month period for no additional consideration in the case of Messrs. Ninivaggi and Hightower and for a specified rate with respect to continuing SEC reporting obligations and certain other responsibilities for Mr. Kroll. In each case, the Former Executives agreed to provide support with respect to the claims reconciliation process, satisfaction of applicable SEC and other regulatory requirements, filing of tax returns, and assistance with respect to prosecution of causes of action retained by the Company pursuant to the Plan.

Distributions with respect to the Proposed Allowed Employee Claims were made as follows: (a) distribution on account of two thirds of the Proposed Allowed Employee Claim was made within 30 days of the Effective Date and (b) the remainder was made within 120 days of the Effective Date. The Former Executives were not entitled to a greater percentage recovery than other allowed general unsecured claims and are entitled to any subsequent “holdback” distributions that are made under the Plan.

Any unvested RSUs and options held by the Former Executives as of the Effective Date vested in full. PSUs held as of the Effective Date by Mr. Kroll vested in full, while those held by Messrs. Ninivaggi and Hightower terminated. Vested options remained exercisable for three months following the Effective Date.

Consulting Arrangements with Former Executives

Edward T. Hightower

The Severance Agreement with Mr. Hightower provided that following his termination, he would serve as an advisory consultant to the Company for a period of up to six months after the Effective Date, with authority to execute and responsibility to prepare and file the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024, as well as other matters as requested and mutually agreed upon. Under the terms of the Severance Agreement, Mr. Hightower did not receive any additional compensation for such services.

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Subsequently, on November 1, 2024, the Company entered into a Consulting Agreement with Motoring Ventures LLC, of which Mr. Hightower is the Managing Director. Under this Consulting Agreement, Mr. Hightower agreed to provide advice and consulting services to the Company with respect to matters as requested by the Company at a rate of $7,500 per month. The Company or Mr. Hightower may terminate the Consulting Agreement with 15 days advance written notice of such termination to the other party. Mr. Hightower earned an aggregate of $15,000 in consulting fees in 2024.

Daniel A. Ninivaggi

The Severance Agreement with Mr. Ninivaggi provided that following his termination, he would serve as an advisory consultant to the Company for a period of up to six months after the Effective Date, providing up to 80 hours of consulting services relating to management transition services. Under the terms of the Severance Agreement, Mr. Ninivaggi did not receive any additional compensation for such services.

Adam Kroll

The Severance Agreement with Mr. Kroll provided that following his termination, he would serve as an advisory consultant to the Company for a period of up to six months after the Effective Date, providing up to 80 hours of consulting services relating to management transition services. Under the terms of the Severance Agreement, Mr. Kroll received fees for his consulting services at a rate of $450 per hour. Following the termination of the consulting period under the Severance Agreement, Mr. Kroll was retained by the Company to provide additional consulting services at a rate of $450 per hour. Mr. Kroll earned an aggregate of $86,828 in consulting fees in 2024.

Prior Employment and Compensation Arrangements with the Former Executives

The following is a summary of the employment agreements and other compensation arrangements that were applicable to our Former Executives prior to the Effective Date. Each of the employment agreements described below was modified by the Severance Agreements described above.

Prior Agreement with Edward T. Hightower

Mr. Hightower entered into an employment agreement on November 9, 2021, with the Company in connection with his service as its President, and such employment agreement was amended and restated on July 12, 2022, in connection with his appointment as Chief Executive Officer and President of the Company. Mr. Hightower’s annual base salary was $675,000. He had an annual bonus equal to 110% of his annual base salary. Mr. Hightower’s employment agreement also provided for the initial grants of 33,333 stock options with an exercise price of $85.35 and 33,333 RSUs (all such amounts give effect to the Reverse Stock Split) under the Company’s Equity Incentive Plan, and contemplated annual equivalent grants.

Prior Agreement with Daniel A. Ninivaggi

Mr. Ninivaggi entered into an employment agreement with the Company to serve as its Chief Executive Officer as of August 26, 2021, which was amended on each of November 9, 2021, and August 3, 2022. Mr. Ninivaggi’s annual base salary was adjusted in August 2022 in connection with Mr. Hightower’s appointment as Chief Executive Officer and the change in Mr. Ninivaggi’s responsibilities to serve solely as the Company’s Executive Chairman of the Board to consist of: (i) a non-contingent cash component of $450,000; and (ii) a contingent cash component of $225,000 payable if the Company’s publicly-traded equity market capitalization exceeded targets of $1 billion and $1.25 billion in 2023 and thereafter, respectively. Mr. Ninivaggi’s bonus target was set at 80% of his actual base salary earned for the fiscal year.

Prior Agreement with Adam B. Kroll

Mr. Kroll entered into an employment agreement with the Company to serve as its Chief Financial Officer as of October 25, 2021. Mr. Kroll’s annual base salary was $450,000 with an annual bonus target of 80% of his base salary. Mr. Kroll’s employment agreement also provided for the initial grants of 13,333 stock options with an exercise price of $76.80 and 16,666 RSUs (all such amounts give effect to the Reverse Stock Split) under the Equity Incentive Plan, and contemplated annual equivalent grants.

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2023 Non-Equity Incentive Plan Compensation

For 2023, the Compensation Committee had established a performance-based annual incentive bonus structure under which each Former Executive had a target annual incentive amount based on a percentage of his or her salary and a payout amount of 0%-150% of target that could be earned based on fiscal year performance against pre-established metrics. No bonus amounts were paid for 2023.

2023 Equity-Based Incentives

No equity awards were granted to the Former Executives in 2023 in light of the Chapter 11 Cases. In addition, the vesting and settlement of any previously granted awards scheduled to vest during the pendency of the Chapter 11 Cases was suspended. As noted above, any unvested RSUs and options held by the Former Executives as of the Effective Date vested in full. PSUs held as of the Effective Date by Mr. Kroll vested in full, while those held by Messrs. Ninivaggi and Hightower terminated. Vested options remained exercisable for three months following the Effective Date.

2023 Benefits and Perquisites

The Former Executives were provided benefits on the same basis as all of our employees, including health, dental and vision insurance; life insurance; accidental death and dismemberment insurance; short- and long-term disability insurance; a health savings account; and a tax-qualified Section 40l(k) plan for which only a safe harbor matching contribution was provided.

2023 Retirement Benefits

The Company provided a tax-qualified 401(k) plan for all employees, including the Former Executives. The 401(k) plan provided for safe harbor matching contributions for participants’ elective contributions to the plan and for discretionary profit-sharing contributions to participants who satisfy the eligibility requirements under the plan. The 401(k) plan has been terminated.

Employment Agreement with New Chief Executive Officer – Alexander C. Matina

Effective September 26, 2025, the Board appointed Alexander C. Matina as Chief Executive Officer, President, Treasurer and Secretary of the Company. Mr. Matina continues to serve on the Board following his appointment and will also serve as the “principal financial officer” of the Company for Securities Exchange Commission purposes. Pursuant to the employment agreement entered into between the Company and Mr. Matina effective September 26, 2025, Mr. Matina will receive (i) an annual base salary of $415,000, (ii) an annual grant of RSUs with a fair market value of $50,000 so long as he remains Chief Executive Officer, (iii) an annual grant of RSUs with a fair market value of $100,000, for so long as he remains a member of the Board, and (iv) reimbursement for outside healthcare costs in the amount of $4,000 per month. Mr. Matina is also eligible to receive an annual bonus in the sole discretion of the Board. Mr. Matina will not receive any compensation in connection with his service as a member of the Board in excess of the compensation provided herein.

Outstanding Equity Awards at 2024 Year End

There were no outstanding equity awards held by the NEOs as of December 31, 2024.

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Pay Versus Performance

The following table summarizes compensation paid to the persons serving as our principal executive officer (“PEO”) as set forth in our Summary Compensation Table, compensation actually paid to the persons serving as our PEO, average compensation paid to our Non-PEO NEOs as set forth in our Summary Compensation Table, and average compensation actually paid to our Non-PEO NEOs, each as calculated in accordance with SEC rules, and certain Company performance measures for the periods indicated:

	Summary Compensation Table Total for PEO(1)			Compensation Actually Paid to PEO(2)(3)			Average Summary Compensation	Average Compensation		Value of Initial Fixed $100 Investment Based On:
Year	William Gallagher	Edward T. Hightower	David A. Ninivaggi	William Gallagher	Edward T. Hightower	David A. Ninivaggi	Table Total for Non-PEO NEOs(3)	Actually Paid to Non-PEO NEOs(2)(3)		Total Shareholder Return(4)	Net Income (Loss)
2024	$564,167	$1,136,177	-	$564,167	$1,150,710	-	$757,996	$778,871		$56.71	$(8.136) million
2023	-	$674,783	-	-	$(1,099,427)	-	$646,919	$(219,583)	$	N/A	$(343.066) million
2022	-	$3,707,660	$2,152,998	-	$880,060	$(293,699)	$2,341,969	$1,223,082	$	N/A	$(282.404) million

(1)	Mr. Ninivaggi served as the Company’s PEO until July 2022, following which Mr. Hightower served as the Company’s PEO until March 2024, following which Mr. Gallagher served as the Company’s PEO for the remainder of 2024.

(2)	The charts below detail the additions to and deductions from the Summary Compensation Table Totals to calculate the Compensation Actually Paid amounts.

(3)	The Non-PEO NEOs include: 2024 — Daniel Ninivaggi and Adam Kroll, 2023 — Mr. Ninivaggi, Mr. Kroll and Melissa Leonard, and 2022 — Mr. Kroll and Ms. Leonard.

(4)	The cumulative TSR is from March 14, 2024, the date the Company emerged from bankruptcy, and is calculated as the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

The following table reconciles the PEO Summary Compensation Table totals to Compensation Actually Paid for the periods indicated:

Name and Principal Position	Year	Salary	Bonus and Non-Equity Incentive Plan Compensation	Equity Compensation	All Other Compensation	Summary Compensation Table Total	Deduction of Grant Date Fair Value of Equity Compensation from Summary Compensation Table Total(1)	(Deductions) or Additions to Summary Compensation Table Total for Equity Compensation Values(2)	Compensation Actually Paid
William Gallagher	2024	$-	$-	$-	$564,167	$564,167	$-	$-	$564,167
Edward T. Hightower	2024	$155,192	$-	$-	$980,985	$1,136,177	$-	$14,533	$1,150,710
	2023	$674,573	$-	$-	$210	$674,783	$-	$(1,774,210)	$(1,099,427)
	2022	$646,154	$602,946	$2,457,720	$840	$3,707,660	$(2,457,720)	$(369,880)	$880,060
David A. Ninivaggi	2022	$590,481	$627,832	$921,645	$13,040	$2,152,998	$(921,645)	$(1,525,052)	$(293,699)

(1)	Represents the grant date fair value of equity-based awards granted each year.

(2)	Reflects the value of equity awards calculated in accordance with the SEC methodology for determining Compensation Actually Paid for each period presented. The deductions and additions for the equity component of compensation actually paid for each fiscal year is further detailed in the supplemental table below.

The following table reconciles the Average Non-PEO NEO Summary Compensation Table totals to Compensation Actually Paid for the periods indicated:

Year	Average Salary	Average Bonus and Non-Equity Incentive Plan Compensation	Average Equity Compensation	Average All Other Compensation	Average Summary Compensation Table Total	Average Deductions of Grant Date Fair Value of Equity Compensation from Summary Compensation Table Total(1)	Average Additions to Summary Compensation Table Total for Equity Compensation Values(2)	Average Compensation Actually Paid
2024	$136,875	$-	$-	$621,121	$757,996	$-	$20,876	$778,871
2023	$454,022	$-	$-	192,897	$646,919	$-	$(866,502)	$(219,583)
2022	$441,346	$327,883	$1,533,966	$18,774	$2,341,969	$(1,553,966)	$435,079	$1,223,082

(1)	Represents the average grant date fair value of equity-based awards granted each year.

(2)	Reflects the value of equity awards calculated in accordance with the SEC methodology for determining Compensation Actually Paid for each period presented. The additions for the equity component of compensation actually paid for each fiscal year is further detailed in the supplemental table below.

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The following table includes supplemental data for the additions and deductions resulting in the equity component of PEO Compensation Actually Paid for the periods indicated:

Name and Principal Position	Year	Addition of Fair Value of Current Year Equity Awards at Fiscal Year End	(Deductions) Additions for Change in Value of Prior Years’ Awards Unvested at Fiscal Year End(1)	Additions of Fair Value, as of the Vesting Date, of Awards that were Granted and Vested in the Same Year	Additions (Deductions) for Change in Value of Prior Years’ Awards That Vested in Fiscal Year	Deductions: Year End Fair Value of Equity Awards Granted in Prior Years that Failed to Meet Vesting Conditions	Equity Value Included in Compensation Actually Paid
William Gallagher	2024	—	—	—	—	—	—
Edward T. Hightower	2024	—	—	—	$38,533	$(24,000)	$14,533
	2023	—	$(1,774,210)	—	—	—	$(1,774,210)
	2022	$907,843	$(952,667)	—	$(325,056)	—	$(369,880)
Daniel A. Ninivaggi	2022	$340,441	$(1,507,952)	—	$(357,541)	—	$(1,525,052)

The following table includes supplemental data for the additions and deductions resulting in equity component of Non-PEO NEOs Average Compensation Actually Paid for the periods indicated:

Year	Addition of Average Fair Value of Current Year Equity Awards at Fiscal Year End	(Deductions) Additions for Average Change in Value of Prior Years’ Awards Unvested at Fiscal Year End	Additions of Average Fair Value, as of the Vesting Date, of Awards that were Granted and Vested in the Same Year	Additions (Deductions) for Average Change in Value of Prior Years’ Awards That Vested in Fiscal Year	Deductions: Year End Fair Value of Equity Awards Granted in Prior Years that Failed to Meet Vesting Conditions	Average Equity Value Included in Compensation Actually Paid
2024	—	—	—	$25,376	$(4,500)	$20,876
2023	—	$(865,931)	—	(571)	—	$(866,502)
2022	$526,819	$(233,759)	$213,107	$(71,087)	—	$435,079

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Relationship between Compensation Actually Paid and Performance Measures

The charts below show the relationship between the Compensation Actually Paid (“CAP”) to the PEOs (as a combined total of the amounts for all PEOs during the year) and the Average Compensation Actually Paid to the Non-PEO NEOs in fiscal 2024, 2023 and 2022 to each of (1) Net loss and (2) total shareholder return (“TSR”). The aggregate PEO CAP includes amounts for each of Messrs. Ninivaggi and Hightower in 2022, Hightower in 2023, and Hightower and Gallagher in 2024. The TSR measurement period began on March 14, 2024, the date that the Company emerged from bankruptcy.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information as of December 31, 2024, regarding the Company’s equity compensation plan. The only plan pursuant to which the Company may currently make additional equity grants is the Equity Incentive Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders	675,268	-	736,786
Equity compensation plans not approved by stockholders	-	-	775,110	(1)
Total	675,268	-	1,511,896

(1)	In accordance with the Plan, on March 14, 2024, the Board approved, adopted and ratified an amendment to the Equity Incentive Plan, as amended, to increase the number of shares of Class A common stock reserved for issuance thereunder from an aggregate of 2,224,890 shares to an aggregate of 3,000,000 shares, inclusive of the shares underlying awards that were initially granted under the Lordstown Motors Corp.’s 2019 Equity Incentive Plan and converted into awards under the Equity Incentive Plan upon the closing of the Company’s business combination with Lordstown Motors Corp.

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PROPOSAL SIX — APPROVAL OF AN AMENDMENT TO THE NOL PROTECTIVE PROVISIONS OF OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Background

Article XI of the Company’s Third Amended and Restated Certificate of Incorporation entitled “Restrictions on Transfers of Securities” contains certain restrictions on transfer or other disposition of shares of our stock designed to preserve certain tax benefits (the “NOL Protective Provisions”). The NOL Protective Provisions have been in place since the Company emerged from bankruptcy on March 14, 2024. However, the NOL Protective Provisions will expire pursuant to their terms on the date of the Company’s annual meeting of stockholders to be held during calendar year 2027.

We have significant deferred tax assets which we may be able to use to offset future taxable income. At December 31, 2024, the Company had approximately $1,087.6 million and $843.4 million of federal and state and local net operating losses (“NOLs”), respectively.

Our ability to utilize our NOLs to offset future taxable income may be significantly limited if we experience an “ownership change” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). In general, an ownership change will occur when the percentage of our ownership (by value) by one or more “5-percent shareholders” (as defined in the Code) has increased by more than 50 percentage points over the lowest percentage owned by such stockholders at any time during the prior three years (calculated on a rolling basis). An entity that experiences an ownership change generally will be subject to an annual limitation on the use of its pre-ownership change tax losses and credit carryforwards equal to the equity value of the entity immediately before the ownership change, multiplied by the long-term, tax-exempt rate posted monthly by the Internal Revenue Service (“IRS”) (subject to certain adjustments). The annual limitation would be increased each year to the extent that there is an unused limitation in a prior year. The limitation on our ability to utilize our NOLs arising from an ownership change under Section 382 would depend on the value of our equity at the time of any ownership change.

For the purpose of determining whether there has been an ownership change, the change in ownership as a result of ownership increases by 5-percent shareholders will be aggregated with certain changes in ownership that occurred over the three-year period ending on the date of such increases.

Description of the NOL Protective Amendment

After careful consideration, the Board believes the most effective way to continue to preserve the benefits of our NOLs for long-term stockholder value is to amend our Third Amended and Restated Certificate of Incorporation to (i) provide that the restrictions included in the NOL Protective Provisions apply to transactions involving any person or group of persons that is or as a result of such a transaction would become a 4.75% stockholder (i.e., would beneficially own, directly or indirectly, 4.75% or more of all issued and outstanding (x) capital stock of the Company, (y) common stock of the Company or (z) preferred stock of the Company), (ii) extend the expiration of the NOL Protective Provisions for a ten-year period after the 2025 Annual Meeting, (iii) extend the period of time in which existing 4.75% stockholders are restricted from selling Company securities for a ten-year period and (iv) clarify that the purported transferee in any prohibited transfer shall be deemed to hold the shares involved in the prohibited transfer as agent for the purported transferor and the purported transferor shall be deemed to hold the consideration received for the shares involved in the prohibited transfer as agent for the purported transferee (the “NOL Protective Amendment” and, together with the NOL Protective Provisions, the “382 Transfer Restriction Provisions”).

The purpose of the NOL Protective Amendment is to protect the long-term value to the Company of our accumulated NOLs by limiting direct or indirect transfers of our stock that could affect the percentage of our stock that is treated as being owned by a 5-percent shareholder. In addition, the 382 Transfer Restriction Provisions include a mechanism to block the impact of such transfers while allowing purchasers to receive their money back from prohibited purchases.

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We are asking stockholders to adopt and approve the NOL Protective Amendment to help prevent certain transfers of our stock that could result in an ownership change under Section 382 and, therefore, significantly impair the value of our NOLs. The Board believes it is advisable and in the best interests of our stockholders to adopt the NOL Protective Amendment to help protect our NOLs. The Board has unanimously approved the NOL Protective Amendment, but the NOL Protective Amendment requires stockholder adoption to be implemented. The Board urges stockholders to carefully read the proposal, the items discussed below under the heading “Certain Considerations Related to the NOL Protective Amendment and the 382 Transfer Restriction Provisions”, the full terms of the NOL Protective Amendment, and the NOL Protective Provisions contained in Article XI of the Certificate of Incorporation. The Board believes that the 382 Transfer Restriction Provisions will serve as an important tool to help prevent an ownership change that could substantially reduce the significant long-term potential benefits of our NOLs. Accordingly, the Board recommends that stockholders adopt the NOL Protective Amendment.

If the NOL Protective Amendment is approved and adopted by our stockholders:

●	the 382 Transfer Restriction Provisions would apply to stockholders who beneficially own, directly or indirectly, 4.75% or more of all issued and outstanding (x) capital stock of the Company, (y) common stock of the Company or (z) preferred stock of the Company;

●	the 382 Transfer Restriction Provisions would expire on the earliest of (1) the repeal of Section 382 of the Code or any successor statute, if the Board of Directors determines that the 382 Transfer Restriction Provisions are no longer necessary or desirable for the preservation of the NOL tax benefits, (2) the close of business on the first day of a taxable year of the Company as to which the Board of Directors determines that no NOL tax benefits may be carried forward, (3) such date as the Board of Directors shall fix in accordance with the 382 Transfer Restriction Provisions and (4) the date of the Company’s annual meeting of stockholders to be held during calendar year 2035;

●	until the eleventh anniversary of the filing date of the Third Amended and Restated Certificate with the Secretary of State, persons that were 4.75% stockholders as of such filing date of the Third Amended and Restated Certificate will be restricted from transferring shares of stock without the authorization of the Board of Directors; and

●	clarify that the purported transferee in any prohibited transfer shall be deemed to hold the shares involved in the prohibited transfer as agent for the purported transferor and the purported transferor shall be deemed to hold the consideration received for the shares involved in the prohibited transfer as agent for the purported transferee.

This description of the NOL Protective Amendment is a summary and is qualified by and subject to the full text of the NOL Protective Amendment, which is attached to this Proxy Statement as Annex B.

If stockholders approve and adopt the NOL Protective Amendment, it will become effective upon the filing of a Certificate of Amendment to the Company’s Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which we intend to file shortly after the 2025 Annual Meeting. We intend to enforce the restrictions in the 382 Transfer Restriction Provisions to preserve the future use of our NOLs. We also intend to continue to include a legend reflecting the 382 Transfer Restriction Provisions on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our stock in uncertificated form and to disclose such restrictions to the public generally.

Description of 382 Transfer Restriction Provisions

The following description of the 382 Transfer Restriction Provisions is qualified in its entirety by reference to the full text of the NOL Protective Amendment, which is attached to this Proxy Statement as Annex B. Please read the NOL Protective Amendment in its entirety, as the discussion below is only a summary.

Prohibited Transfers. The 382 Transfer Restriction Provisions generally restrict any direct or indirect transfer of our stock if the effect would be to:

●	increase the direct or indirect ownership of shares of our capital stock, or any class of our capital stock, by a Person or Persons (as defined below) from less than 4.75% of such class to 4.75% or more of such class of our capital stock, subject to limited exceptions; or

●	increase the percentage of shares of our capital stock, or any class of our capital stock, owned directly or indirectly by a Person owning or deemed to own 4.75% or more of such class of our capital stock, subject to limited exceptions.

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“Person” means any individual, corporation, estate, trust, association, company, partnership, joint venture or similar organization.

Transfers restricted by the 382 Transfer Restriction Provisions include sales to Persons or a group of Persons whose resulting percentage ownership (direct or indirect) of our capital stock, or any class of our capital stock, would equal or exceed the 4.75% threshold discussed above, or to Persons whose direct or indirect ownership of our capital stock, or any class of our capital stock, would by attribution cause another Person to exceed such threshold. The restrictions on transfer and ownership may result in the delay or refusal of certain requested transfers of our capital stock. As a result of these rules, the restrictions on transfer and ownership could result in prohibiting ownership (thus requiring dispositions) of our capital stock as a result of a change in the relationship between two or more persons or entities, or of a transfer of an interest in an entity other than us, such as an interest in an entity that, directly or indirectly, owns our capital stock. The restrictions on transfer and ownership also apply to proscribe the creation or transfer of certain “options” (which is broadly defined by Section 382) in respect of our capital stock to the extent that, in certain circumstances, creation, transfer or exercise of the option would result in a proscribed level of ownership.

The restrictions on transfer and ownership contained in the 382 Transfer Restriction Provisions do not apply to an attempted transfer if the transferor or the transferee obtains prior approval of the Board.

Consequences of Prohibited Transfers. Any direct or indirect transfer attempted in violation of the 382 Transfer Restriction Provisions would be void as of the date of the prohibited transfer as to the purported transferee, and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares of capital stock owned in violation of the 382 Transfer Restriction Provisions for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such shares, or in the case of options, receiving shares of our capital stock in respect of their exercise. In this Proxy Statement, we refer to our capital stock purportedly acquired or held in violation of the 382 Transfer Restriction Provisions as “excess securities.” The purported transferee shall be deemed to hold the shares involved in the prohibited transfer as agent for the purported transferor and the purported transferor shall be deemed to hold the consideration received for the shares involved in the prohibited transfer as agent for the purported transferee

In addition to a prohibited transfer being void as of the date it is attempted, upon written demand by the Company, the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of our capital stock) must transfer the excess securities to our agent along with any dividends or other distributions paid with respect to such excess securities. Our agent will be required to sell such excess securities in an arm’s length transaction (or series of transactions) that would not constitute a violation under the 382 Transfer Restriction Provisions. The net proceeds of the sale, together with any other distributions with respect to such excess securities received by our agent, after deduction of all costs incurred by the agent, will be distributed first to the purported transferee (or, in the case of an indirect transfer, the direct owner of our capital stock) in an amount, if any, up to the cost incurred by the purported transferee to acquire such excess securities (or, in the case of an indirect transfer, the fair market value of such excess securities), and the balance of the proceeds, if any, will be distributed to a charitable beneficiary. If the transferee (or, in the case of an indirect transfer, the direct owner of our capital stock) fails to surrender the excess securities or the proceeds of a sale thereof to our agent within thirty (30) business days from the date on which the Company makes a demand, then the Company may take such actions as it deems appropriate, including instituting legal proceedings to compel such surrender.

Waiver of Transfer Restrictions. The Board will have the discretion to approve a transfer of our capital stock that would otherwise violate the 382 Transfer Restriction Provisions. As a condition to granting its consent to such a transfer, the Board may, in its discretion, require an opinion of counsel selected by the Board that the transfer will not result in the application of any Section 382 limitation on the use of our NOLs or other tax benefits.

Effectiveness and Enforceability

Although the 382 Transfer Restriction Provisions are intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur given that:

●	The Board can permit a transfer to an acquirer that results or contributes to an ownership change.

●	Under the laws of the State of Delaware, our jurisdiction of incorporation, a corporation is conclusively presumed to have acted for a reasonable purpose when restricting the transfer of its securities in its certificate of incorporation for the purpose of maintaining or preserving any tax attribute (including NOLs). However, a court could find that part or all of the 382 Transfer Restriction Provisions is not enforceable, either in general or as to a particular fact situation or class of stockholders.

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●	Despite the adoption of the 382 Transfer Restriction Provisions, there is still a risk that certain changes in relationships among stockholders or other events could cause an ownership change under Section 382. Accordingly, we cannot assure you that an ownership change will not occur even if the NOL Protective Amendment is made effective.

●	An ownership change could be caused or contributed to as a result of our own actions, such as issuing, repurchasing or redeeming shares of our capital stock, which we remain free to do if our Board determines that it is in our or our stockholders’ best interests to do so.

●	A court could find that the NOL Protective Amendment is unenforceable in general or as applied to a particular stockholder or fact situation.

As a result of these and other factors, the 382 Transfer Restriction Provisions serve to reduce, but do not eliminate, the risk that we will undergo an ownership change.

Section 382 Ownership Change Determinations

The rules of Section 382 are highly complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:

●	Stockholders who each own less than 5% of the outstanding stock are generally (but not always) grouped together as separate “5-percent shareholders” (referred to as “public groups”) for purposes of Section 382. Transactions in the public markets among stockholders who are members of a public group are generally (but not always) excluded from the Section 382 calculation.

●	There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as Section 382 “5-percent shareholders.” Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities. Ownership is often attributed to pooled investment vehicles, such as mutual funds and hedge funds, but also to investment vehicles which coordinate their investment activities.

●	Acquisitions by a person that cause the person to become a Section 382 “5-percent shareholder” generally result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

●	Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

●	Our redemption or buyback of shares of our stock may increase the ownership of any Section 382 “5-percent shareholders” (including groups of stockholders who are not themselves “5-percent shareholders”) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 “5-percent shareholder,” resulting in a 5% (or more) change in ownership.

Certain Considerations Related to the NOL Protective Amendment and the 382 Transfer Restriction Provisions

The Board believes that attempting to preserve the tax benefits of our NOLs as described in this proposal is in our and our stockholders’ best interests; however, we cannot eliminate the possibility that an ownership change will occur even if this proposal is approved. Please consider the items discussed below in voting on this proposal.

Future Use and Amount of our NOLs and Other Tax Benefits Is Uncertain. Our use of our NOLs and other tax benefits depends on our ability to generate taxable income in the future. We cannot assure you whether we will have taxable income in any applicable period or, if we do, whether such income or our NOLs or other tax benefits at such time will exceed any potential limitation under Section 382.

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Potential Challenge to our NOLs and Other Tax Benefits. The amount of our NOLs has not been audited or otherwise validated by the IRS. The IRS could challenge the amount of our NOLs, which could result in an increase in our liability in the future for income taxes. In addition, determining whether an ownership change has occurred is subject to uncertainty, both because of the complexity and ambiguity of the provisions of Section 382 and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or another taxing authority will not claim that we experienced an ownership change and attempt to reduce the benefit of our NOLs and other tax benefits available to us at such time, even if the 382 Transfer Restriction Provisions are in place.

Continued Possibility of Ownership Change. Although the 382 Transfer Restriction Provisions are intended to reduce the likelihood of an ownership change by, among other things, making certain transfers of our capital stock void ab initio to the fullest extent permitted by law, we cannot assure you that they will be effective. The amount by which an ownership interest may change in the future could, for example, be affected by sales of our capital stock by stockholders who are “5-percent shareholders” (as defined under Section 382) or by sales or purchases of capital stock or other interests in corporations, partnerships or other legal entities that own 5% or more of our capital stock, over which we have no control. Additionally, it may be in our best interests, taking into account all relevant facts and circumstances at the time, to permit the acquisition of our capital stock in excess of the specified limitations or to issue a reasonable amount of equity in the future, all of which may increase the likelihood of an ownership change.

Potential Effects on Liquidity. The 382 Transfer Restriction Provisions are expected to continue to deter persons or groups of persons from acquiring beneficial ownership of our capital stock in excess of the specified limitations. A stockholder’s ability to dispose of our capital stock may be limited if the 382 Transfer Restriction Provisions reduce the number of persons willing to acquire our capital stock or the amount they are able to acquire. A stockholder may violate the restrictions on transfer and ownership set forth in the 382 Transfer Restriction Provisions upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of our capital stock and consult their own legal advisors and/or us to determine whether their ownership of the shares approaches the proscribed level.

Potential Impact on Value. If the NOL Protective Amendment is approved, the Board intends to continue to include a legend conspicuously noting the restrictions on transfer and ownership included in the 382 Transfer Restriction Provisions on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our capital stock in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire 4.75% or more of our capital stock and certain institutional holders that may not be comfortable holding our capital stock with restrictive legends, may not be able or willing to purchase our capital stock, the 382 Transfer Restriction Provisions could depress the value of our capital stock in an amount that could more than offset any value preserved from protecting our NOLs and future tax benefits.

Anti-Takeover Effect. The 382 Transfer Restriction Provisions may have an “anti-takeover effect” because they may deter a person or group of persons from acquiring beneficial ownership of 4.75% or more of any class of our capital stock and the ability of persons, entities or groups now owning 4.75% or more of any class of our capital stock from acquiring additional shares of our capital stock without the approval of the Board. Accordingly, the overall effects of the 382 Transfer Restriction Provisions may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities. Neither the NOL Protective Amendment nor the 382 Transfer Restriction Provisions are part of a plan by us to adopt a series of anti-takeover measures, and we are not presently aware of any potential takeover transaction.

Effect of the NOL Protective Amendment if you already own 4.75% or more of our stock. If you already own 4.75% or more of our capital stock, or any class of our capital stock, you will remain subject to the 382 Transfer Restriction Provisions and would not be able to transfer shares of our capital stock without the authorization of the Board of Directors.

Effect of the NOL Protective Amendment if you own less than 4.75% of shares of our stock. If you own less than 4.75% of all classes of our capital stock, the 382 Transfer Restriction Provisions will apply to you, but, so long as you own less than 4.75% of all classes of our capital stock you can transfer your shares of such class(es) of our capital stock to a purchaser who, after the sale, also would own less than 4.75% of all classes of our capital stock.

The Board Recommends a Vote FOR the Approval of the NOL Protective Amendment.

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COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any interested parties desiring to communicate with the Board of Directors regarding the Company may directly contact such directors by delivering such correspondence to such directors, or the entire Board, in care of the Secretary at Nu Ride Inc., 1700 Broadway, 19th Floor, New York, New York 10019.

STOCKHOLDER PROPOSALS

You may submit proposals, including recommendations of director candidates, for inclusion in the proxy materials or meeting agenda for future stockholder meetings by following certain procedures outlined here.

For inclusion in the Company’s proxy materials — If you wish to submit a stockholder proposal to be included in our proxy statement for the 2026 annual meeting of stockholders (the “2026 Annual Meeting”) pursuant to Rule 14a-8 of the Exchange Act, we must receive your written proposal on or before July 3, 2026. Address the proposal to the Company’s Secretary at the address shown on the cover page of this proxy statement. The proposal must comply with Rule 14a-8, which lists the requirements for the inclusion of stockholder proposals in Company-sponsored proxy materials

To be brought at an annual meeting — If you wish to present a stockholder proposal at the 2026 Annual Meeting that is not the subject of a proposal pursuant to Rule 14a-8 of the Exchange Act, or if you wish to recommend to the Board’s Corporate Governance and Nominating Committee the nomination of a person for election to the Board, you must follow the procedures outlined in our Bylaws.

To be timely, for a nomination for director to be made by a stockholder, the stockholder’s notice must be received by the Company’s Secretary at the Company’s principal executive offices, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the 2025 Annual Meeting; provided, however, that in the event that the 2026 Annual Meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the 2026 Annual Meeting and not later than the later of (x) the close of business on the 90th day before the 2026 Annual Meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting is first made by the Company.

For all other stockholder proposals, to be timely, a stockholder’s notice must be received by the Company’s Secretary at the principal executive offices of the Company not later than the close of business on the 140th day nor earlier than the close of business on the 160th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 160th day before the meeting and not later than the later of (x) the close of business on the 140th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting is first made by the Company.

To comply with the universal proxy rules — In addition to satisfying the foregoing requirements and other procedures under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act. The notice must be postmarked, or received (addressed to the Company’s Secretary at the address shown on the cover page of this proxy statement), no later than October 12, 2026 for the 2026 Annual Meeting; except that, if the date of the 2026 Annual Meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of October 12, 2026 or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company.

Our Bylaws are available in our SEC filings, which can be accessed on our website at www.nurideinc.com under the “SEC Filings” tab in the “Financials & Filings” section. Stockholders are urged to review all applicable rules and consult legal counsel before submitting a nomination or proposal to the Company.

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OTHER MATTERS

Our Board knows of no other matters that may be properly presented for consideration by the stockholders at the 2025 Annual Meeting. If any other matters do properly come before the meeting, however, the persons appointed in the accompanying proxy intend to vote the shares represented by such proxy in accordance with their best judgment.

ANNUAL REPORT TO STOCKHOLDERS

The Annual Report (which is not a part of our proxy soliciting materials), is being mailed with this proxy statement to those stockholders that received a copy of the proxy materials in the mail. For those stockholders that received the notice of internet availability of proxy materials, this proxy statement and our Annual Report are available at our website at www.nurideinc.com. Additionally, and in accordance with SEC rules, you may access our proxy statement at www.proxyvote.com, a “cookie-free” website that does not identify visitors to the site. A copy of our Annual Report filed with the SEC will be provided to stockholders without charge upon written request directed to our Secretary at 1700 Broadway, 19th Floor, New York, New York 10019. Upon your request, we will provide you with a copy of the exhibits to the Annual Report. You may be responsible for our reasonable expenses in furnishing such exhibits. The Company makes available on or through our website free of charge our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after filing. You can also access our Annual Reports on Form 10-K and other periodic filings we make with the SEC from the EDGAR database at www.sec.gov.

HOUSEHOLDING

The SEC’s rules allow companies to send a single notice of internet availability of proxy materials or single copy of annual reports, proxy statements, prospectuses, and other disclosure documents to two or more stockholders sharing the same address, subject to certain conditions. These “householding” rules are intended to provide greater convenience for stockholders, and cost savings for companies, by reducing the number of duplicate documents that stockholders receive. If your shares are held by an intermediary broker, dealer, or bank in “street name,” your consent to householding may be sought, or may already have been sought, by or on behalf of the intermediary. If you wish to revoke consent to householding obtained by a broker, dealer, or bank that holds shares for your account, you may contact your broker. Stockholders may request to receive separate or additional copies of the Notice of Internet Availability or proxy materials by following the instructions on the Notice of Internet Availability and by (1) visiting www.ProxyVote.com, (2) calling 1-800-579-1639 or (3) sending an email to sendmaterial@proxyvote.com and a copy will be delivered to you promptly. In any event, if you did not receive an individual copy of the proxy statement or our Annual Report, we will send a copy to you promptly if you address your written request to the Secretary, Nu Ride Inc., 1700 Broadway, 19th Floor, New York, New York 10019. Stockholders who share an address and receive multiple copies of the Notice of Internet Availability or proxy materials can also request to receive a single copy by following the instructions above.

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ANNEX A

Nu Ride Inc.

~~Lordstown Motors Corp.~~

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are to: (1) attract and retain the best available Employees, Directors and Consultants to ensure the Company’s success and accomplish the Company’s goals; (2) incentivize Employees, Directors and Consultants with long-term equity and equity-based compensation to align their interests with the Company’s stockholders; and (3) promote the success of the Company’s business. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares.

2. Definitions. As used herein, the following definitions will apply:

“Administrator” means the Board, the Compensation Committee of the Board or any Committee that will be administering the Plan, in accordance with Section 4.

“Applicable Laws” means the requirements relating to the administration of equity and equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means, individually or collectively, a grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares under the Plan.

“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. An Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cause” means (a) if the Participant is party to an employment or similar agreement with the Company or any of its Subsidiaries, the definition of “Cause” set forth therein, or (b) if no such agreement exists, the Participant’s (i) refusal to perform, or refusal to make good faith efforts to substantially perform, the Participant’s duties to the Company and its Subsidiaries, which refusal is not cured (to the extent curable) within 15 days following receipt by the Participant of written notice from the Company or its applicable Subsidiary describing such refusal, (ii) commission of acts constituting a felony or a crime involving moral turpitude, (iii) gross negligence or willful misconduct in the performance of duties for the Company or its Subsidiaries or (iv) material breach of the terms of any agreement with the Company or any of its Subsidiaries, including, without limitation, any employment agreement or any non-competition, non-solicitation or confidentiality provisions, which breach is not cured (to the extent curable) within 15 days following receipt by the Participant of written notice from the Company or its applicable Subsidiary describing such breach.

“Change in Control” means the occurrence of any of the following events:

(i)	any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then-outstanding securities eligible to vote for the election of the Board (“Company Voting Securities”); provided, however, that the event described in this paragraph (ii) will not be deemed to be a Change in Control by virtue of the ownership, or acquisition, of Company Voting Securities: (A) by the Company, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) by the Permitted Holder or (E) pursuant to a Non-Qualifying Transaction (as defined in paragraph (iv) of this definition); or

A-1

(ii)	during any period of not more than 24 months, individuals who constitute the Board as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) will be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or publicly threatened election contest with respect to directors or as a result of any other actual or publicly threatened solicitation of proxies by or on behalf of any person other than the Board will be deemed to be an Incumbent Director; or

(iii)	A sale or other disposition of all or substantially all of the Company’s assets in one or more transactions, other than to any entity of which more than 50% of the total voting power is owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the voting power of the stock of the Company immediately prior to the transaction which results in a sale or disposition as to all or substantially all of the Company’s assets; or

(iv)	the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless (1) the merger, consolidation, statutory share exchange or similar form of corporate transaction is with the Permitted Holder or (2) immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Entity”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting power, is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the parent), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the parent (or, if there is no parent, the Surviving Entity) and (C) at least a majority of the members of the board of directors of the parent (or, if there is no parent, the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (2)(A), (B) and (C) of this paragraph (iv) will be deemed to be a “Non-Qualifying Transaction”); or

(v)	the Company’s stockholders approve a plan of complete liquidation or dissolution of the Company.

For purposes of this Section, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, (i) the occurrence of any event shall not be deemed a Change in Control with respect to any Award that is subject to Code Section 409A unless such event qualifies as a change in control event within the meaning of Code Section 409A, and (ii) a Change in Control will not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person to above-prescribed threshold levels, a Change in Control will then occur. For the avoidance of doubt, the business combination with DiamondPeak Holdings Corp. pursuant to which the Company will consummate a merger with an affiliate of DiamondPeak Holdings Corp., the subsequent initial public offering of the Company’s Shares and related transactions shall not be considered a “Change in Control” under this Plan.

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“Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board or the Compensation Committee of the Board in accordance with Section 4.

“Common Stock” means the common stock of the Company.

“Company” means Nu Ride Inc. (formerly known as Lordstown Motors Corp.), a Delaware corporation, or its successor.

“Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity, as to whom the registration of an offer or sale of the Company’s securities to such person pursuant to a Registration Statement on Form S-8 is available.

“Covered Disputes” means any and all disputes arising out of, concerning, related to or touching upon in any way the Plan and/or, to the extent not otherwise specified in any individual agreement between the Company and the Participant, any aspect of the Participant’s employment or the termination of that employment; except that Covered Disputes do not include (a) administrative claims for workers’ compensation or unemployment benefits; (b) claims for benefits under a Company benefit plan or program that provides its own process for dispute resolution and/or arbitration of disputes; (c) claims governed by a collective bargaining agreement; (d) an action filed in court for the limited purpose of seeking immediate, preliminary, or temporary injunctive relief to prevent imminent harm or to preserve the status quo, such as to prevent imminent disclosure of trade secrets or other confidential information or violation of a restrictive covenant; but after temporary or preliminary relief is considered, the substance of the claim and any request for permanent injunctive relief is a Covered Dispute and is then subject to mandatory arbitration; (e) claims for which mandatory arbitration would be invalid or unenforceable as a matter of law; (f) charges or complaints filed with any government agency, such as the Equal Employment Opportunity Commission; however, any lawsuit that could be filed after a governmental agency charge or complaint is a Covered Dispute; and (g) legal actions to compel arbitration of a Covered Dispute or to dismiss a lawsuit because it is subject to mandatory arbitration, or actions to enforce or vacate an arbitrator’s award.

“Director” means a member of the Board.

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time and as may be reflected in an Award Agreement.

“Employee” means any person employed by the Company or any Parent or Subsidiary of the Company. Service as a Director, for a fee or otherwise, will not be considered “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)	If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, or the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock ) as quoted on such exchange or system on the day of determination (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred);

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(ii)	If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)	In the absence of an established market for the Common Stock, Fair Market Value of a Share will be determined in good faith by the Administrator in a manner intended to avoid adverse tax consequences under Section 409A of the Code.

“Good Reason” means (a) if the Participant is party to an employment or similar agreement with the Company or any of its Subsidiaries, the definition of “Good Reason” set forth therein, or (b) if no such agreement exists, (i) a material reduction by the Company or any of its Subsidiaries in the Participant’s annual base salary (other than a reduction, applied after consultation with the Chief Executive Officer of the Company or its applicable Subsidiary, of not more than ten percent as part of a generally applicable reduction in base salaries, measured cumulatively) or (ii) a relocation of the Participant’s primary place of employment by more than 50 miles from that in effect on the date of grant; provided that no such event(s) as described in clauses (i) and (ii) shall constitute “Good Reason” unless the Participant has given written notice to the Company or its applicable Subsidiary of the Participant’s intention to resign for Good Reason within 90 days of the occurrence of any such event and the Company or its applicable Subsidiary shall have failed to cure such events within thirty (30) days after receipt by the Company or its applicable Subsidiary from the Participant of written notice describing in detail such events.

“Incentive Stock Option” means an Option that qualifies as an incentive stock option within the meaning of Section 422 of the Code.

“Nonstatutory Stock Option” means an Option that does not qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

“Option” means a stock option granted pursuant to the Plan.

“Outside Director” means a Director who is not an Employee.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

“Participant” means the holder of an outstanding Award.

“Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

“Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

“Period of Restriction” means the period, if any, during which the transfer of Shares of Restricted Stock are subject to restrictions. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

“Permitted Holder” means Stephen S. Burns or any entity controlled directly or indirectly by him.

“Plan” means this 2020 Equity Incentive Plan.

“Repricing” means any of the following actions taken by the Administrator with respect to an Option or Stock Appreciation Right: (i) lowering or reducing its exercise price, (ii) cancelling, exchanging or surrendering it in exchange for: (A) cash or another award for the purpose of repricing the award or (B) an Option or Stock Appreciation Right with an exercise price that is less than the exercise price of the original award; and (iii) taking any other action that constitutes a “repricing” under Applicable Laws; provided that a Repricing shall not include any action taken with stockholder approval or any adjustment of an Option or Stock Appreciation Right pursuant to Section 13(a).

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“Restricted Stock” means Shares issued pursuant to a Restricted Stock Award under Section 7.

“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to one Share or the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or its successor, as in effect when discretion is being exercised with respect to the Plan.

“Service Provider” means an Employee, Director or Consultant.

“Share” means a share of the Common Stock, as may be adjusted in accordance with Section 13.

“Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that is designated as a Stock Appreciation Right pursuant to Section 9.

“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 13, the maximum aggregate number of Shares that may be subject to Awards and issued under the Plan is ~~2,641,776~~ 3,641,776 Shares, in addition to Shares underlying Awards that were initially granted under the Lordstown Motors Corp.’s 2019 Equity Incentive Plan and converted into Awards under the Plan upon the closing of the Company’s business combination with Lordstown Motors Corp. The maximum aggregate number of Shares underlying Awards set forth in the prior sentence, disregarding Awards issued under the Prior Plan, may be granted as Incentive Stock Options. The maximum aggregate number of Shares subject to Awards granted during a single fiscal year to any Outside Director, taken together with any cash fees paid to such Director during such fiscal year in respect of the Director’s service as a member of the Board during such fiscal year, shall not exceed $750,000 in total value (calculating the value of any such Awards based on the grant date Fair Market Value of such Awards for financial reporting purposes)

(b) Lapsed Awards. If any Award or portion thereof expires or becomes unexercisable without having been exercised in full or is forfeited to or repurchased by the Company due to failure to vest or be earned, the Shares which were subject to such Award or portion thereof will become available for future grant under the Plan. With respect to Stock Appreciation Rights, the total number of Shares subject to such Stock Appreciation Rights while outstanding and the total number of Shares as which such Stock Appreciation Right is exercised (and not the net number of Shares actually issued pursuant to such Stock Appreciation Rights upon exercise) will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award (other than unvested Restricted Stock to the extent subsequently forfeited) will not be returned to the Plan and will not become available for future distribution under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will not become available for future grant under the Plan. In addition, Shares repurchased by the Company with the proceeds of the exercise prices for any Options may not be reissued under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

(c) Substitute Awards. Shares issued in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or Parent or any of its Subsidiaries (“Substitute Awards”) shall not reduce the number of Shares available for issuance under the Plan. In addition, to the extent permitted by stock exchange requirements and subject to the stockholder approval requirements thereof, any shares of stock of an acquired organization available for future awards under an existing plan of that organization (as adjusted and converted into Shares in accordance with the terms of the acquisition transaction) may be added to the number of Shares available for Awards under the Plan.

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4. Administration of the Plan.

(a) Procedure.

(i)	Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii)	Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)	Other Administration. Other than as provided above, the Plan will be administered by: (A) the Board, (B) the Compensation Committee of the Board, or (C) a Committee, which Committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)	to determine the Fair Market Value;

(ii)	to select the Service Providers to whom Awards may be granted;

(iii)	to determine the number of Shares to be covered by each Award granted;

(iv)	to approve forms of Award Agreements for use under the Plan;

(v)	to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)	to construe and interpret the terms of the Plan and Awards;

(vii)	to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws or otherwise;

(viii)	to modify or amend each Award (subject to Section 18), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards, subject to the no-Repricing provision below;

(ix)	to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 14;

(x)	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously made by the Administrator; and

(xi)	to make all other determinations deemed necessary or advisable for administering the Plan.

All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations, including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, accountants and consultants as it may select. Notwithstanding anything to the contrary herein, in no event shall the Administrator effect any Repricing of any Option or Stock Appreciation Right.

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(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants, any other holders of Awards and anyone claiming through them and will be given the maximum deference permitted by Applicable Laws.

5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options in such amounts as the Administrator, in its sole discretion, will determine.

(b) Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the vesting and exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine in accordance with the terms of the Plan. The Administrator, in its discretion, may reduce or waive any restrictions for such Award or accelerate the time at which any restrictions will lapse or be removed.

(c) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section, Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted and calculation will be performed in accordance with Code Section 422.

(d) Term of Option. The term of each Option will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement, provided that in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(e) Option Exercise Price and Consideration.

(i)	Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following (other than in the case of Substitute Awards):

1.	In the case of an Incentive Stock Option:

a.	granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

b.	granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

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2.	In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)	Vesting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any vesting conditions that must be satisfied before the Option may be exercised.

(iii)	Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (4) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (5) by net exercise; (6) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (7) any combination of the foregoing methods of payment.

(f) Exercise of Option.

(i)	Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be considered exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13. No dividends or dividend equivalent rights shall be paid or accrued on Options.

(ii)	Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination of employment (but in no event later than the expiration of the term of such Option). Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the unvested portion will terminate. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate.

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(iii)	Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination of employment (but in no event later than the expiration of the term of such Option). Unless otherwise provided by the Administrator, if on the date of termination, the Participant is not vested as to his or her entire Option, the unvested portion will terminate. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate.

(iv)	Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death (but in no event later than the expiration of the term of such Option). Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the unvested portion of the Option will terminate. If the Option is not so exercised within the time specified herein, the Option will terminate.

7. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify any Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine in accordance with the terms and conditions of the Plan. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions, if any, on such Shares have lapsed.

(c) Transferability. Except as provided in this Section or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of any applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem necessary or advisable.

(e) Removal of Restrictions. Except as otherwise provided in this Section, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of any Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may reduce or waive any restrictions for such Award or accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights as a Stockholder. During any Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

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(g) Dividends and Other Distributions. During any Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares. However, all such dividends or distributions, whether paid in Shares or cash, will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid, and if such Shares of Restricted Stock are forfeited to the Company, such dividends or other distributions shall also be forfeited.

(h) Return of Restricted Stock to Company. Any Shares of Restricted Stock that do not vest in accordance with the terms of the Award Agreement will revert to the Company.

8. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator in accordance with the terms and conditions of the Plan.

(b) Restricted Stock Unit Agreement. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(c) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant.

(d) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout and may accelerate the time at which any restrictions will lapse or be removed.

(e) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the dates determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both, subject to the applicable Award Agreement.

(f) Rights as a Stockholder. Unless and until Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) in respect of earned Restricted Stock Units, no right to vote or receive dividends or other distributions or any other rights as a stockholder will exist with respect to the Shares that may be subject to such Restricted Stock Units. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan. Notwithstanding the foregoing, if any Award Agreement provides for dividend equivalents with respect to Restricted Stock Units, such dividend equivalents may be earned in Shares or cash but will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which they relate and if the Restricted Stock Units are forfeited to the Company such dividend equivalents shall also be forfeited.

(g) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

9. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the vesting and exercise restrictions, and such other terms and conditions as the Administrator, in its sole discretion, will determine in accordance with the terms of the Plan. The Administrator, in its discretion, may reduce or waive any restrictions for such Award or accelerate the time at which any restrictions will lapse or be removed.

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(c) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

(d) Exercise Price and Other Terms. The per share exercise price for the Shares that will determine the amount of the payment to be issued upon exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant (other than in the case of Substitute Awards). Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms of Stock Appreciation Rights granted under the Plan.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules applicable to Options set forth in Section 6(d) relating to the maximum term and Section 6(f) relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)	The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; by

(ii)	The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof, subject to the applicable Award Agreement.

(g) Rights as a Stockholder. Unless and until Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) in respect of exercised Stock Appreciation Rights, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares that may be subject to such Stock Appreciation Rights. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13. No dividends or dividend equivalent rights shall be paid or accrued on Stock Appreciation Rights.

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. Subject to the terms and conditions of the Plan, the Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b) Performance Unit/Share Agreement. Each Award of Performance Units or Performance Shares will be evidenced by an Award Agreement that will specify the Performance Period (as defined below), the performance objectives, and such other terms and conditions as the Administrator, in its sole discretion, will determine in accordance with the terms of the Plan.

(c) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(d) Performance Objectives and Other Terms. The Administrator will set any performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Service Providers. The time period during which any performance objectives or other vesting provisions must be met will be called the “Performance Period.” The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, without limitation, continued employment), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

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(e) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit or Performance Share and may accelerate the time at which any restrictions will lapse or be removed.

(f) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units or Performance Shares will be made as soon as practicable after the expiration of the applicable Performance Period or as otherwise provided in the applicable Award Agreement or as required by Applicable Laws. The Administrator, in its sole discretion, may pay earned Performance Units or Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period) or in a combination thereof, subject to the applicable Award Agreement.

(g) Rights as a Stockholder. Unless and until Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) in respect of earned Performance Units or Performance Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares that may be subject to such Performance Units or Performance Shares. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13. Notwithstanding the foregoing, if any Award Agreement provides for dividend equivalents with respect to Performance Units or Performance Shares, such dividend equivalents may be earned in Shares or cash but will be subject to the same performance conditions and restrictions on transferability and forfeitability as the Performance Units or Performance Shares with respect to which they relate and if the Performance Unites or Performance Shares are not earned or forfeited to the Company such dividend equivalents shall also be not earned or forfeited..

(h) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares will be forfeited to the Company.

11. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise and except as required by Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

12. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, hedged, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will not be transferable other than for no consideration and will contain such additional terms and conditions as the Administrator deems appropriate.

13. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments.

(i)	In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares that may be delivered under the Plan and the number, class, and price of shares covered by each outstanding Award and the numerical Share limits in Section 3.

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(ii)	Upon (or, as may be necessary to effect the adjustment, immediately prior to) any event or transaction described in the preceding clause (i) or a sale of all or substantially all of the business or assets of the Company as an entirety, unless specified otherwise in the applicable Award Agreement, the Administrator will equitably and proportionately adjust the performance objectives applicable to any then-outstanding performance-based Awards to the extent necessary to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan with respect to such Awards.

(iii)	It is intended that, if possible, any adjustments contemplated by the preceding clauses (i) and (ii) be made in a manner that satisfies applicable legal, tax (including, without limitation and as applicable in the circumstances, Code Sections 424 and 409A) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Certain Transactions. In the event of a merger, consolidation or similar transaction directly or indirectly involving the Company (including a Change in Control), each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) whether with or without a Participant’s consent, including, without limitation, that (i) such Award will be assumed, or a substantially equivalent Award will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices as set forth in Section 13(a); (ii) (1) such Award will terminate in exchange for an amount of cash or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the applicable Participant’s rights as of the date of the occurrence of such transaction (and, for the avoidance of doubt, if as of the date of the occurrence of such transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the applicable Participant’s rights thereunder, then such Award may be terminated by the Company without payment), or (2) such Awards will be replaced with other rights or property selected by the Administrator in its sole discretion; (iii) modify the terms of such Awards to add events, conditions or circumstances (including termination of employment within a specified period after such transaction) upon which the vesting of such Awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue (as is or as adjusted by the Administrator) after closing; (v) provide that for a period of at least 20 days prior to the transaction, any Options or Stock Appreciation Rights that would not otherwise become exercisable prior to the transaction will be exercisable as to all Common Stock subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the transaction and if the transaction does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any Stock Options or Stock Appreciation Rights not exercised prior to the consummation of the transaction will terminate and be of no further force and effect as of the consummation of the transaction or (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 13(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of the same Award, similarly. In the event that the consideration paid in a transaction includes contingent value rights, earnout or indemnity payments or similar payments, then the Administrator will determine if Awards settled under clause (iii)(A) above are (a) valued at closing taking into account such contingent consideration (with the value determined by the Administrator in its sole discretion) or (b) entitled to a share of such contingent consideration.

Without limiting the generality of the foregoing, unless the Administrator determines otherwise or as otherwise provided in the applicable Award Agreement, if a Participant’s employment is terminated by the Company or any successor entity thereto without Cause, or the Participant resigns his or her employment for Good Reason, in either case, on or within two (2) years after a Change in Control, (i) each Award granted to such Participant prior to such Change in Control will become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable, with any outstanding Performance Units or Performance Shares deemed earned at the level specified in the applicable Award Agreement, and (ii) any Common Stock deliverable pursuant to Restricted Stock Units will be delivered promptly (but no later than 15 days) following such Participant’s termination of employment. Notwithstanding anything in this Section 13(c) to the contrary, if a payment under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement or other agreement related to the Award does not comply with the definition of “change in control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

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14. Tax.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c) Compliance with Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of, or be exempt from, Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. If and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Code Section 409A and (ii) the Participant is a specified employee as defined in Code Section 409A(a)(2)(B)(i), in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (by accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Code Section 409A) (the “New Payment Date”), except as Code Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

(d) No Representations or Warranties. The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan or any Award are determined to constitute nonqualified deferred compensation subject to Code Section 409A but do not to satisfy the conditions of that section or the requirements for exemption from that section. In no event shall the Company or the Administrator be liable for the payment of, or any gross up payment in connection with, any taxes, penalties or interest owed by a Participant or any other person pursuant to Section 409A of the Code.

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15. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or any of its Parent or Subsidiaries, nor will they interfere in any way with the Participant’s right or the right of the Company or any of its Parent or Subsidiaries, as applicable, to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

16. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

17. Term of Plan. The Plan will become effective upon its approval by the stockholders of the Company in the manner and to the degree required under Applicable Laws, and will continue in effect for a term of ten (10) years from the date of such approval, unless terminated earlier under Section 18.

18. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan provided that the Board shall not amend the no-Repricing provision in Section 4(b).

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially adversely affect the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination. No Awards shall be granted pursuant to the Plan after such Plan termination or expiration, but outstanding Awards may extend beyond that date in accordance with their applicable terms.

19. Conditions Upon Issuance of Shares.

(a) If the Administrator at any time determines that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action a “Plan Action”), then, subject to Section 23, such Plan Action will not be taken, in whole or in part, unless and until such Consent will have been effected or obtained to the full satisfaction of the Administrator. The Administrator may direct that any stock certificate (or other appropriate document or evidence of ownership) evidencing Shares delivered pursuant to the Plan will bear a legend setting forth such restrictions on transferability as the Administrator may determine to be necessary or desirable, and may advise the transfer agent to place a stop transfer order against any legended shares.

(b) The term “Consent” as used in this Section 19 with respect to any Plan Action includes:

(i)	any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state, or local law, or law, rule or regulation of a jurisdiction outside the United States,

(ii)	any and all written agreements and representations by the Participant with respect to the disposition of Shares, or with respect to any other matter, which the Administrator may deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made,

(iii)	any and all other consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory body or any stock exchange or self-regulatory agency,

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(iv)	any and all consents by the Participant to:

1.	the Company’s supplying to any third party recordkeeper of the Plan such personal information as the Administrator deems advisable to administer the Plan,

2.	the Company’s deducting amounts from the Participant’s wages, or another arrangement satisfactory to the Administrator, to reimburse the Company for advances made on the Participant’s behalf to satisfy certain withholding and other tax obligations in connection with an Award,

3.	the Company’s imposing sales and transfer procedures and restrictions and hedging restrictions on Shares delivered under the Plan and

4.	any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Administrator.

Nothing herein will require the Company to list, register or qualify the Shares on any securities exchange.

20. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or non U.S. law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

21. Forfeiture Events. Certain Participants and any Awards held by them may be subject to any clawback policy of the Company currently in effect or that may be established and amended from time to time (the “Clawback Policy”), or other forfeiture, return or reimbursement obligations arising under Applicable Laws. The Administrator may require such Participants to forfeit, return or reimburse to the Company all or a portion of their Awards and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws.

22. Offset. The Company will have the right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Participant then owes to the Company and any amounts the Administrator otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award provides for the deferral of compensation within the meaning of Section 409A of the Code, the Administrator will have no right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Participant to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.

23. Governing Law. THE PLAN AND ALL AWARDS MADE AND ACTIONS TAKEN THEREUNDER WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.

24. Disputes.

(a) The Company and each Participant, as a condition to such Participant’s participation in the Plan, hereby irrevocably submit to final and binding arbitration as the sole method of resolving any Covered Disputes between the Participant and the Company (or its affiliates or other employees).

(b) Neither the Company nor any Participant will commence or pursue any litigation against the other on any claim or cause of action that is a Covered Dispute.

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(c) Any arbitration under the Plan shall be governed by the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then in effect, subject to the provisions of the Plan. All arbitration fees payable to the AAA shall be apportioned as required by the AAA Rules, or as ordered by the arbitrator. If, however, the Covered Dispute is an employment dispute, then the AAA Employment Arbitration Rules shall instead apply. If there is any dispute over which set of rules applies, the arbitrator shall decide.

(d) THE PARTIES UNDERSTAND AND AGREE THAT THEY ARE WAIVING ALL RIGHTS THEY MAY HAVE TO PRESENT ANY COVERED DISPUTES AGAINST EACH OTHER TO A JURY OR IN COURT.

(e) THE PARTIES MAY BRING CLAIMS AGAINST ONE ANOTHER ONLY IN AN INDIVIDUAL CAPACITY AND NOT AS A PLAINTIFF, CLASS REPRESENTATIVE, OR MEMBER OF ANY PURPORTED CLASS, COLLECTIVE, REPRESENTATIVE, OR AGGREGATE PROCEEDING. THE PARTIES EXPRESSLY WAIVE THE RIGHT TO BRING, OR PARTICIPATE IN, ANY CLAIM AS PART OF ANY CLASS, COLLECTIVE, REPRESENTATIVE, OR AGGREGATE PROCEEDING. THE ARBITRATOR SHALL NOT CONSOLIDATE PROCEEDINGS INVOLVING MORE THAN ONE PERSON’S CLAIMS AND SHALL NOT AUTHORIZE OR PRESIDE OVER ANY FORM OF A CLASS, COLLECTIVE, REPRESENTATIVE, OR AGGREGATE PROCEEDING.

(f) The arbitrator shall have the power to award compensatory and punitive damages, to award preliminary and injunctive relief, and to make any other award the arbitrator deems is necessary to a just and efficient resolution of any dispute. In the event the arbitrator awards preliminary injunctive relief, the arbitrator shall have the power to award damages, including punitive damages, for any breach of any preliminary injunction.

(g) The arbitrator shall have the power to determine his or her own jurisdiction (subject to the limitations of Section 24(e)), and any claim that any dispute, claim or cause of action is not subject to arbitration shall be submitted for final resolution to the arbitrator; except that any dispute over the enforceability or validity of the prohibition on class, collective, representative, aggregate or group actions shall be decided by a court and not the arbitrator. In the event that a court were to determine that a class, collective, aggregate, or group action could proceed (despite the prohibition in this Section 24), then such resulting action must be brought and maintained in a court, not before an arbitrator. Any claims or disputes regarding the payment of costs for the arbitrator, the administrator, or the forum for arbitration, including the timing of such payments, the remedies for nonpayment and whether the costs are unconscionable under applicable law, shall be determined exclusively by an arbitrator, and not by any court.

(h) Each Participant, as a condition to such Participant’s participation in the Plan, agrees to keep confidential the existence of, and any information concerning, a dispute, controversy or claim described in this Section 24, except that a Participant may disclose information concerning such dispute, controversy or claim to the court that is considering such dispute, controversy or claim or to such Participant’s legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute, controversy or claim). This provision shall not apply to circumstances in which applicable law would deem it prohibited or unenforceable.

(i) If any portion of this Section 24 is deemed invalid, illegal, or unenforceable, then the narrowest possible portion of this Section 24 shall be reformed or, if such reformation does not occur, shall be severed; but the remainder of this Section 24 shall remain in full force and effect.

(j) This Section 24 shall survive termination of employment.

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ANNEX B

PROPOSED NOL PROTECTIVE AMENDMENT

CERTIFICATE OF AMENDMENT

OF THE

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

NU RIDE INC.

Nu Ride Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: Article XII of the Third Amended and Restated Certificate of Incorporation of the Corporation be, and it hereby is, amended in its entirety to read as follows:

ARTICLE XI

RESTRICTIONS ON TRANSFERS OF SECURITIES

A.	Definitions and Interpretation.

The following capitalized terms have the meanings ascribed below when used in this Article XI with initial capital letters (and any references in this Article XI to any portions of Treasury Regulation § 1.382- 2T shall include any successor provisions):

(i)	“~~4.5~~ 4.75% Transaction” has the meaning set forth in Article XI, Section B.

(ii)	“~~4.5~~ 4.75% Stockholder” means a Person whose Percentage Stock Ownership equals or exceeds (i) ~~4.5~~ 4.75% of the Corporation’s then-outstanding Capital Stock, (ii) 4.75% of the Corporation’s then-outstanding Common Stock or (iii) 4.75% of the Corporation’s then-outstanding Preferred Stock, in each case, whether directly or indirectly, and including Capital Stock, Common Stock or Preferred Stock, as applicable, that such Person would be deemed to constructively own or which otherwise would be aggregated with Capital Stock, Common Stock or Preferred Stock, as applicable, owned by such Person pursuant to Section 382 of the Internal Revenue Code, or any successor provision or replacement provision and the applicable Treasury Regulations thereunder.

(iii)	“Agent” has the meaning set forth in Article XI, Section E.

(iv)	“Board of Directors” means the board of directors of the Corporation (or a duly authorized committee thereof).

(v)	“Capital Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation § 1.382-2(a)(3) or § 1.382-2T(f)(18).

(vi)	“CDS” has the meaning set forth in Article XI, Section B.

(vii)	“Common Stock” means the Common Stock, par value of $0.0001 per share, of the Corporation.

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(viii)	“Corporation Securities” means (1) Capital Stock, including Common Stock and Preferred Stock (other than Preferred Stock described in Section 1504(a)(4) of the Internal Revenue Code), and (2) warrants, rights, or options (including options within the meaning of Treasury Regulation § 1.382-2T(h)(4)(v)) to purchase Securities.

(ix)	“DTC” has the meaning set forth in Article XI, Section B.

(x)	“Effective Date” means the date of filing of this Third Amended and Restated Certificate with the Secretary of State of the State of Delaware.

(xi)	“Excess Securities” has the meaning given such term in Article XI, Section D.

(xii)	“Expiration Date” means the earliest of (1) the repeal of Section 382 of the Internal Revenue Code or any successor statute, if the Board of Directors determines that this Article XI is no longer necessary or desirable for the preservation of Tax Benefits, (2) the close of business on the first day of a taxable year of the Corporation as to which the Board of Directors determines that no Tax Benefits may be carried forward, (3) such date as the Board of Directors shall fix in accordance with Article XI, Section L and (4) the date of the Corporation’s annual meeting of stockholders to be held during calendar year ~~2027~~ 2035.

(xiii)	“Internal Revenue Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

(xiv)	“Percentage Stock Ownership” means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Internal Revenue Code as determined in accordance with the Treasury Regulation § 1.382-2T(g), (h), (j) and (k) or any successor provision.

(xv)	“Person” means any individual, firm, corporation or other legal entity, including persons treated as an entity pursuant to Treasury Regulation § 1.382-3(a)(1)(i); and includes any successor (by merger or otherwise) of such entity.

(xvi)	“Preferred Stock” means the Preferred Stock of the Corporation described in Section 4.1 hereof.

(xvii)	“Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.

(xviii)	“Prohibited Transfer” means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited or void under this Article XI.

(xix)	“Proposed Transaction” has the meaning set forth in Article XI, Section C.

(xx)	“Purported Transferee” has the meaning set forth in Article XI, Section D.

(xxi)	“Request” has the meaning set forth in Article XI, Section C.

(xxii)	“Requesting Person” has the meaning set forth in Article XI, Section C.

(xxiii)	“Securities” and “Security” each has the meaning set forth in Article XI, Section G.

(xxiv)	“Stock Ownership” means any direct or indirect ownership of Capital Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect, and constructive ownership determined under the provisions of Section 382 of the Internal Revenue Code and the regulations thereunder.

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(xxv)	“Tax Benefits” means the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” of the Corporation or any direct or indirect subsidiary thereof, within the meaning of Section 382 of the Internal Revenue Code.

(xxvi)	“Transfer” means any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition or other action taken by a Person (other than the Corporation) that alters the Percentage Stock Ownership of any Person. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treasury Regulation § 1.382-4(d)). To avoid doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Capital Stock by the Corporation.

(xxvii)	“Transferee” means any Person to whom Corporation Securities are Transferred.

(xxviii)	“Treasury Regulations” means the regulations, including temporary regulations or any successor regulations promulgated under the Internal Revenue Code, as amended from time to time.

B.	Transfer and Ownership Restrictions.

(i)	In order to preserve the Corporation’s ability to use the Tax Benefits to offset income until the Expiration Date, no Person (including, without limitation, the U.S. Government or any agency or instrumentality thereof) other than the Corporation shall, except as provided in Article XI, Section C, Transfer to any Person (and any such attempted Transfer shall be void ab initio) any direct or indirect interest in any Corporation Securities to the extent that such Transfer, if effective, would cause the transferee or any other Person to become a ~~4.5~~ 4.75% Stockholder, or would cause the Percentage Stock Ownership of any ~~4.5~~ 4.75% Stockholder to increase(any such Transfer, a “~~4.5~~ 4.75% Transaction”). A purported Transfer under this Article XI, Section B(i) other than as provided in Article XI, Section C, shall constitute a Prohibited Transfer and the purported Transfer shall be void ab initio. The purported Transferee shall be deemed to hold the Corporation Securities involved in the Prohibited Transfer as agent for the purported Transferor and the purported Transferor shall be deemed to hold the consideration received for the Corporation Securities involved in the Prohibited Transfer as agent for the purported Transferee. The purported Transferee of a Prohibited Transfer under this Article XI, Section B(i) may be subject to liability to the extent set forth in Article XI, Section I.

(ii)	Until the ~~third~~ eleventh anniversary of the Effective Date, any Person that was a ~~4.5~~ 4.75% Stockholder on the Effective Date shall not Transfer any Corporation Securities without the authorization of the Board of Directors. The procedures of Article XI, Section C(ii) shall apply to any Person who desires to effect a Transfer under this Article XI, Section B(ii). A purported Transfer under this Article XI, Section B(ii) without the authorization of the Board of Directors shall constitute a Prohibited Transfer and the purported Transfer shall be void ab initio. The purported Transferee shall be deemed to hold the Corporation Securities involved in the Prohibited Transfer as agent for the purported Transferor and the purported Transferor shall be deemed to hold the consideration received for the Corporation Securities involved in the Prohibited Transfer as agent for the purported Transferee. The purported Transferee of a Prohibited Transfer under this Article XI, Section B(ii) may be subject to liability to the extent set forth in Article XI, Section I.

(iii)	This Article XI, Section B shall not preclude either the Transfer to the Depository Trust Company (“DTC”), Clearing and Depository Services (“CDS”) or to any other securities intermediary, as such term is defined in § 8102(14) of the Uniform Commercial Code, of Corporation Securities not previously held through DTC, CDS or such intermediary or the settlement of any transactions in the Corporation Securities entered into through the facilities of a national securities exchange, any national securities quotation system or any electronic or other alternative trading system; provided that, if such Transfer or the settlement of the transaction would result in a Prohibited Transfer, such Transfer shall nonetheless be a Prohibited Transfer subject to all of the provisions and limitations set forth in the remainder of this Article XI.

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C.	Exceptions to Transfer and Ownership Restrictions.

(i)	Any Transfer of Corporation Securities that would otherwise be prohibited pursuant to Article XI, Section B shall nonetheless be permitted if:

(1)	prior to such Transfer being consummated (or, in the case of an involuntary Transfer, as soon as practicable after such Transfer is consummated), the Board of Directors approves the Transfer in accordance with Article XI, Section C(ii) (such approval may relate to a Transfer or series of identified Transfers and may provide the effective time of such Transfer which could be retroactive);

(2)	such Transfer is pursuant to any transaction, including, without limitation, a merger, consolidation, mandatory share exchange or other business combination in which all holders of Common Stock receive, or are offered the same opportunity to receive, cash or other consideration for all such Corporation Securities, and upon the consummation of which the acquirer owns at least a majority of the outstanding shares of Common Stock; or

(3)	such Transfer is a Transfer to any employee stock ownership or other employee benefit plan of the Corporation or a subsidiary of the Corporation (or any entity or trustee holding shares of Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Corporation or of any subsidiary of the Corporation).

(ii)	The restrictions contained in this Article XI are for the purposes of reducing the risk that any “ownership change” (as defined in the Internal Revenue Code) with respect to the Corporation may limit the Corporation’s ability to utilize its Tax Benefits. The restrictions set forth in Article XI, Section B shall not apply to a proposed Transfer that is a ~~4.5~~ 4.75% Transaction if the transferor or the transferee obtains the authorization of the Board of Directors in the manner described below.

(1)	In connection therewith, and to provide for effective policing of these provisions, any Person who desires to effect a transaction that may be a ~~4.5~~ 4.75% Transaction (a “Requesting Person”) shall, prior to the date of such transaction for which the Requesting Person seeks authorization (the “Proposed Transaction”), request in writing (a “Request”) that the Board of Directors review the Proposed Transaction and authorize or not object to the Proposed Transaction in accordance with this Article XI, Section C(ii). A Request shall be delivered by registered mail, return receipt requested, to the Secretary of the Corporation at the Corporation’s principal executive office. Such Request shall be deemed to have been made when actually received by the Corporation. A Request shall include: (a) the name and address and telephone number of the Requesting Person; (b) the number of Corporation Securities beneficially owned by, and Percentage Stock Ownership of, the Requesting Person; and (c) a reasonably detailed description of the Proposed Transaction or Proposed Transactions by which the Requesting Person would propose to effect a ~~4.5~~ 4.75% Transaction and the proposed tax treatment thereof.

(2)	The Board of Directors shall, in good faith, endeavor to respond to a Request within sixty (60) days of receiving such Request; provided that the failure of the Board of Directors to make a determination within such period shall be deemed to constitute the denial by the Board of Directors of the Request.

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(3)	The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Corporation or the Board of Directors and its advisors to assist the Board of Directors in making its determination. The Board of Directors shall only authorize a Proposed Transaction if (a) it receives, at its request, a report from the Corporation’s advisors to the effect that the Proposed Transaction does not create a significant risk of material adverse tax consequences to the Corporation or it otherwise determines in its sole discretion that granting the Request is in the best interests of the Corporation. Any Request may be submitted on a confidential basis and, except to the extent (x) required by applicable law or regulation, (y) required pursuant to a valid and effective subpoena, order, or request issued by a court of competent jurisdiction or by a governmental or regulatory body or authority or (z) provided to any regulatory or governmental authorities with jurisdiction over the Corporation and its affiliates, the Corporation shall maintain the confidentiality of such Request and the determination of the Board of Directors with respect thereto for a period of three years from the date of the Request, unless the information contained in the Request or the determination of the Board of Directors with respect thereto otherwise becomes publicly available.

(4)	The Request shall be considered and evaluated by directors serving on the Board of Directors who are independent of the Corporation and the Requesting Person and disinterested with respect to the Request, who shall constitute a committee of the Board for this purpose, and the action of a majority of such independent and disinterested directors, or any committee of the Board consisting solely of these directors, shall be deemed to be the determination of the Board of Directors for purposes of such Request. Furthermore, the Board of Directors shall approve within thirty (30) days of receiving a Request as provided in this Article XI, Section C(ii) of any proposed Transfer that does not cause any aggregate increase in the Percentage Stock Ownership by ~~4.5~~ 4.75% Stockholders (as determined after giving effect to the proposed Transfer) over the lowest Percentage Stock Ownership of such ~~4.5~~ 4.75% Stockholders (as determined immediately before the proposed Transfer) at any time during the relevant testing period, in all cases for purposes of Section 382 of the Internal Revenue Code.

(iii)	In addition to Article XI, Section C(ii), the Board of Directors may determine that the restrictions set forth in Article XI, Section B shall not apply to any particular transaction or transactions, whether or not a request has been made to the Board of Directors, including, without limitation, a Request pursuant to Article XI, Section C(ii). Any determination of the Board of Directors hereunder may be made prospectively or retroactively.

(iv)	The Board of Directors may impose any conditions that it deems reasonable and appropriate in connection with any approval pursuant to this Article XI, Section C, including, without limitation, restrictions on the ability of any Transferee to Transfer Capital Stock acquired through a Transfer.

D.	Excess Securities.

(i)	Neither the Corporation or any of its employees or agents shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). Until the Excess Securities are acquired by another Person in a Transfer that is not a Prohibited Transfer, the Purported Transferee shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Article XI, Section E or until an approval is obtained under Article XI, Section C. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of Article XI, Section D or Section E shall also be a Prohibited Transfer.

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(ii)	The Corporation may require, as a condition to the registration of any Transfer of Corporation Securities or the payment of any distribution on any Corporation Securities, that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to such proposed Transferee’s or payee’s direct or indirect ownership interests in such Corporation Securities. The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article XI, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Capital Stock and other evidence that a Transfer will not be prohibited by this Article XI as a condition to registering any transfer.

E.	Transfer to Agent.

If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer then, upon written demand by the Corporation sent within thirty (30) days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities, would otherwise adversely affect the value of the Corporation Securities or would be in violation of applicable securities laws. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Article XI, Section F if the Agent rather than the Purported Transferee had resold the Excess Securities (taking into account the actual costs incurred by the Agent).

F.	Application of Proceeds and Prohibited Distributions.

The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows:

(i)	first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder;

(ii)	second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount shall be determined at the discretion of the Board of Directors; and

(iii)	third, any remaining amounts shall be paid to one or more organizations qualifying under section 501(c)(3) of the Internal Revenue Code (or any comparable successor provision) selected by the Board of Directors.

The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Article XI, Section F. In no event shall the proceeds of any sale of Excess Securities pursuant to this Article XI, Section F inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.

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G.	Modification of Remedies for Certain Indirect Transfers.

In the event of any Transfer which does not involve a transfer of securities of the Corporation within the meaning of Delaware law (“Securities,” and individually, a “Security”) but which would cause the transferee or any other Person to become a ~~4.5~~ 4.75% Stockholder, or would increase the Percentage Stock Ownership of a ~~4.5~~ 4.75% Stockholder, the application of Article XI, Sections E and F shall be modified as described in this Article XI, Section G. In such case, no such ~~4.5~~ 4.75% Stockholder shall be required to dispose of any interest that is not a Security, but such ~~4.5~~ 4.75% Stockholder or any Person whose ownership of Securities is attributed to such ~~4.5~~ 4.75% Stockholder shall be deemed to have disposed of and shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such ~~4.5~~ 4.75% Stockholder, following such disposition, not to be in violation of this Article XI. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Article XI, Sections E and F, except that the maximum aggregate amount payable either to such ~~4.5~~ 4.75% Stockholder, or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Stock shall be paid out of any amounts due such ~~4.5~~ 4.75% Stockholder or such other Person. The purpose of this Article XI, Section G is to extend the restrictions in Article XI, Sections B and F to situations in which there is a ~~4.5~~ 4.75% Transaction without a direct Transfer of Corporation Securities, and this Article XI, Section G, along with the other provisions of this Article XI, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

H.	Legal Proceedings and Prompt Enforcement.

If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Article XI, Section E (whether or not made within the time specified in Article XI, Section E), then the Corporation may take such actions as it deems appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Article XI, Section H shall (i) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article XI being void ab initio, (ii) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (iii) cause any failure of the Corporation to act within the time periods set forth in Article XI, Section E to constitute a waiver or loss of any right of the Corporation under this Article XI. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Article XI.

I.	Liability.

To the fullest extent permitted by law, any stockholder subject to the provisions of this Article XI who knowingly violates the provisions of this Article XI and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

J.	Obligation to Provide Information.

As a condition to the registration of the Transfer of any Capital Stock, any Person who is a beneficial, legal or record holder of Capital Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Article XI or the status of the Tax Benefits of the Corporation.

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K.	Legends.

The Board of Directors may require that any certificates issued by the Corporation evidencing ownership of shares of Capital Stock, or any other evidence issued by the Corporation of uncertificated shares of Capital Stock, that are subject to the restrictions on transfer and ownership contained in this Article XI bear the following legend:

THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED (THE “CERTIFICATE OF INCORPORATION”), OF ~~LORDSTOWN MOTORS CORP.~~ NU RIDE INC. (THE “CORPORATION”) CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER), THAT IS TREATED AS OWNED BY A ~~4.5~~ 4.75% STOCKHOLDER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE CORPORATION WITHIN THE MEANING OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CORPORATION’S CERTIFICATE OF INCORPORATION TO CAUSE THE ~~4.5~~ 4.75% STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION, CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.

The Board of Directors may also require that any certificates issued by the Corporation evidencing ownership of shares of Capital Stock, or any other evidence issued by the Corporation of uncertificated shares of Capital Stock, that are subject to conditions imposed by the Board of Directors under Article XI, Section C also bear a conspicuous legend referencing the applicable restrictions.

The Corporation may make appropriate notations upon its stock transfer records or other evidence of ownership and to instruct any transfer agent, registrar, securities intermediary or depository with respect to the requirements of this Article XI for any uncertificated Corporation Securities or Corporation Securities held in an indirect holding system.

L.	Authority of Board of Directors.

(i)	All determinations and interpretations of the Board of Directors shall be interpreted or determined, as the case may be, by the Board of Directors, in its sole discretion and shall be conclusive and binding for all purposes of this Article XI.

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(ii)	The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Article XI, including, without limitation, (1) the identification of ~~4.5~~ 4.75% Stockholders, (2) whether a Transfer is a ~~4.5~~ 4.75% Transaction or a Prohibited Transfer, (3) the Percentage Stock Ownership in the Corporation of any ~~4.5~~ 4.75% Stockholder, (4) whether any instrument constitutes Corporation Securities, (5) the amount (or fair market value) due to a Purported Transferee pursuant to Article XI, Section F, and (6) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article XI. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Corporation not inconsistent with the provisions of this Article XI for purposes of determining whether any Transfer of Corporation Securities would jeopardize or endanger the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article XI.

(iii)	Nothing contained in this Article XI shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (1) accelerate the Expiration Date, (2) modify the ownership interest percentage in the Corporation or the Persons or groups covered by this Article XI, (3) modify the definitions of any terms set forth in this Article XI or (4) modify the terms of this Article XI as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Internal Revenue Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such acceleration or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Stockholders of the Corporation shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Corporation shall deem appropriate.

(iv)	In the case of an ambiguity in the application of any of the provisions of this Article XI, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Article XI requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article XI. All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive and binding on the Corporation, the Agent, and all other parties for all other purposes of this Article XI. The Board of Directors may delegate all or any portion of its duties and powers under this Article XI to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article XI through duly authorized officers or agents of the Corporation.

(v)	Nothing contained in this Article XI shall limit the authority of the Board of Directors to determine, in its sole discretion, to waive the application of the provisions of this Article XI for all stockholders.

(vi)	Nothing in this Article XI shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

M.	Reliance.

To the fullest extent permitted by law, the Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Corporation and the Corporation’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article XI. The members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by any stockholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Corporation Securities.

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N.	Benefits of this Article XI.

Nothing in this Article XI shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article XI. This Article XI shall be for the sole and exclusive benefit of the Corporation and the Agent.

O.	Severability.

The purpose of this Article XI is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits. If any provision of this Article XI or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article XI.

P.	Waiver.

With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Article XI, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

SECOND: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

THIRD: This Certificate of Amendment shall be effective upon filing.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer as of the [●] day of [●], 2025.

NU RIDE INC.

By:
Name:
Title:

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Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on December 10, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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V80212-P38912 KEEP THIS PORTION FOR YOUR RECORDS

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NU RIDE INC.

The Board of Directors recommends you vote "FOR" the following proposals:

1. Election of Class I Director

Nominee:	**For**	**Against**	**Abstain**
1a. Neil Weiner	☐	☐	☐

The Board of Directors recommends you vote "3 YEARS" on the following proposal:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
5. Approval, on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of the named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote "FOR" the following proposal:	**For**	**Against**	**Abstain**
6. Approval of an amendment to the NOL Protective Provisions in the Third Amended and Restated Certificate of Incorporation.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V80213-P38912

NU RIDE INC.
Annual Meeting of Stockholders
December 11, 2025 12:00 PM NYC Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Andrew Sole and Alexander Matina, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of NU RIDE INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM NYC Time, on December 11, 2025, virtually at www.virtualshareholdermeeting.com/NRDE2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side